As filed with the Securities and Exchange Commission on _________, 2006

                   Investment Company Act File No. __________

  ============================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)



       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             [ ] AMENDMENT NO.
                                                ----

                              ---------------------

                     CADOGAN ALTERNATIVE STRATEGIES II, LLC

               --------------------------------------------------

               (Exact name of Registrant as specified in Charter)

                          149 Fifth Avenue, 15th Floor
                               New York, NY 10010
                    ----------------------------------------

                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (212) 585-1600

                                  Matthew Jenal
                           Cadogan Management, L.L.C.
                          149 Fifth Avenue, 15th Floor
                               New York, NY 10010
                     ---------------------------------------

                     (Name and address of agent for service)

                                    COPY TO:

                             Paul S. Schreiber, Esq.
                             Shearman & Sterling LLP
                              599 Lexington Avenue
                            New York, New York 10022
 ------------------------------------------------------------------------------


================================================================================

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Registrant's Units are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the 1933 Act and an "Eligible Investor" as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, Registrant's Units.

================================================================================

CROSS-REFERENCE SHEET
PARTS A AND B OF PROSPECTUS

   Item No.                           Caption                              Location
   --------                           -------                              --------
      1.          Outside Front Cover Page...............................  Outside Front Cover Page

      2.          Cover Pages and Other Offering Information.............  Inside Front Cover and Outside Back Cover
                                                                           Pages

      3.          Fee Table and Synopsis.................................  Summary of Fees and Expenses

      4.          Financial Highlights...................................  Not Applicable

      5.          Plan of Distribution...................................  Subscriptions for Units

      6.          Selling Shareholders...................................  Not Applicable

      7.          Use of Proceeds........................................  Use of Proceeds

      8.          General Description of the Registrant..................  The Company

      9.          Management.............................................  Management of the Company
                                                                           The Adviser
                                                                           Administrator
                                                                           Custodian and Escrow Agent
                                                                           Management Fee

      10.         Capital Stock, Long-Term Debt, and Other
                  Securities.............................................  Capital Accounts and Allocations

      11.         Defaults and Arrears on Senior Securities..............  Not Applicable

      12.         Legal Proceedings......................................  Not Applicable

      13.         Table of Contents of the Statement of
                  Additional Information.................................  Not Applicable

      14.         Cover Page of SAI......................................  Not Applicable

      15.         Table of Contents......................................  Table of Contents

      16.         General Information and History........................  The Company

      17.         Investment Objective and Policies......................  Investment Program

      18.         Management.............................................  See Item 9 Above

      19.         Control Persons and Principal Holders of
                  Securities.............................................  Management of the Company

      20.         Investment Advisory and Other Services.................  The Adviser
                                                                           Management Fee

      21.         Portfolio Managers.....................................  The Adviser

      22.         Brokerage Allocation and Other Practices................ Brokerage

      23.         Tax Status.............................................. Tax Aspects

      24.         Financial Statements.................................... Financial Statements

PART A -- INFORMATION REQUIRED IN A PROSPECTUS
PART B -- INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows.

                                   Prospectus


                                 October 1, 2006


                        --------------------------------

                     Cadogan Alternative Strategies II, LLC

                        --------------------------------

                  Units of Limited Liability Company Interests

                              ---------------------

                           Cadogan Management, L.L.C.

                                     Adviser

                        --------------------------------

                          149 Fifth Avenue, 15th Floor
                               New York, NY 10010
                                 (212) 585-1600



Cadogan Alternative Strategies II, LLC (the "Company") is a recently formed limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The investment objective of the Company is to achieve capital appreciation with low volatility principally through a balanced portfolio of interests in alternative investment vehicles and separately managed accounts.


Neither the Securities and Exchange Commission nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  ============================================================================

This Prospectus sets forth concisely information about the Company that a prospective investor should know before investing, and should be retained for future reference. It includes the information required to be included in a prospectus and statement of additional information. No separate statement of additional information will be provided. Additional information about the Company has been filed with the Securities and Exchange Commission and is available either on the Commission's website at www.sec.gov or upon request and without charge by calling the Company collect at (212) 585-1600. The Company's annual and semi-annual reports also will be available on the SEC website or upon request and without charge by calling the Company collect. Units will be sold only to investors qualifying as "Eligible Investors" as described in this Offering Memorandum. The initial offering period will run through October 1, 2006 unless extended, and requires a minimum initial purchase from each investor of $25,000, subject to waiver.

                                TO ALL INVESTORS

This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy nor will any sale of Units be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Company that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Company for the investor. This Prospectus is qualified in its entirety by reference to the Limited Liability Company Agreement of Cadogan Alternative Strategies II, LLC (the "LLC Agreement") itself. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement.

                            PRIVACY POLICY STATEMENT

The Company and the Adviser (each as defined below) collect non-public personal information about investors from information received on subscription documents and other forms and information required in connection with a subscription for Units and information concerning Members' transactions with the Company. The Company and the Adviser will not disclose any non-public personal information relating to current or former investors except in connection with the administration, processing and servicing of repurchases and subscriptions or to the Company's administrator, independent registered public accountants and attorneys, in each such case subject to customary undertakings of confidentiality. The Company and the Adviser restrict access to non-public personal information relating to investors to personnel of the Company and the Adviser and other personnel who need to know that information in connection with the operation of the Company. The Company maintains physical, electronic and procedural controls in keeping with U.S. federal standards to safeguard the Company's non-public personal information relating to investors.

                                TABLE OF CONTENTS

OFFERING SUMMARY...............................................................1

SUMMARY OF FEES AND EXPENSES..................................................17

THE COMPANY...................................................................20

USE OF PROCEEDS...............................................................20

STRUCTURE.....................................................................20

INVESTMENT PROGRAM............................................................21

THE FUND OF FUNDS CONCEPT.....................................................23

RISK FACTORS..................................................................29

OTHER RISKS...................................................................44

LIMITS OF RISK DISCLOSURES....................................................47

INVESTMENT POLICIES AND RESTRICTIONS..........................................47

MANAGEMENT OF THE COMPANY.....................................................49

THE ADVISER...................................................................53

INVESTMENT ADVISORY AGREEMENT.................................................55

VOTING........................................................................56

CODE OF ETHICS................................................................57

BROKERAGE.....................................................................58

ADMINISTRATOR.................................................................59

CUSTODIAN AND ESCROW AGENT....................................................59

COMPANY EXPENSES..............................................................59

MANAGEMENT FEE................................................................60

CAPITAL ACCOUNTS AND ALLOCATIONS..............................................61

CONFLICTS OF INTEREST.........................................................65

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................67

SUBSCRIPTIONS FOR UNITS.......................................................67

REDEMPTIONS, REPURCHASES AND TRANSFERS OF UNITS...............................69

TAX ASPECTS...................................................................73

ERISA CONSIDERATIONS..........................................................87

ADDITIONAL INFORMATION REGARDING THE LIMITED LIABILITY COMPANY AGREEMENT......88

REPORTS TO MEMBERS............................................................89

TERM, DISSOLUTION AND LIQUIDATION.............................................89

FISCAL YEAR...................................................................89

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL...............89

INQUIRIES AND FINANCIAL INFORMATION...........................................90

APPENDIX A  INVESTOR QUALIFICATIONS AND REPRESENTATIONS........................1

APPENDIX B  FINANCIAL STATEMENTS...............................................1

                                OFFERING SUMMARY

In making an investment decision, an investor must rely upon his, her or its own examination of the Company and the terms of the offering, including the merits and risks involved, of acquiring the Units of the Company. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this Prospectus. An investor should read carefully the entire Prospectus before making a decision to purchase Units of the Company.


THE COMPANY                   Cadogan Alternative Strategies II, LLC (the
                              "Company") is a limited liability company organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. The Company will offer and sell units of limited liability company interests in the Company
                              (the "Units") in minimum denominations of $25,000
                              (subject to waiver) to high net worth individuals and other qualified investors and will restrict transferability of the Units.

                              The assets of the Company will be actively managed and the capital accounts of persons who purchase the Units will be subject to an asset-based fee payable to Cadogan Management, L.L.C., the investment adviser to the Company (in such capacity, the "Adviser"). Investors who purchase Units and are admitted to the Company by its Board of Directors, will become members of the Company ("Members").

INVESTMENT OBJECTIVE AND      The investment objective of the Company is to
INVESTMENT PROGRAM            achieve capital appreciation with low volatility
                              principally through a balanced portfolio of interests in alternative investment vehicles and discretionary managed accounts ("Managed Accounts" and collectively with such investment vehicles, "Portfolio Funds") advised by managers considered by the Adviser to be either experienced professionals with demonstrated performance or new managers with perceived potential in their respective fields of specialization (collectively, the "Portfolio Fund Managers"). Past performance of Portfolio Funds advised by Portfolio Fund
                              Managers is not indicative of future performance.

                              Although the Company is not required to maintain exposure to any particular strategies, the Company anticipates investing in Portfolio Funds that employ strategies that include investing and trading in both long and short securities positions, and may include investment in securities for which there is no ready market, or very limited liquidity, and may also involve elements of securities arbitrage and hedging, and the use of leverage. The Adviser believes that such an investment program will provide investment performance for the Company with less volatility and risk than such assets, or these Portfolio Funds and Portfolio Fund Managers, may individually experience. The Adviser seeks to establish a balance among a number of Portfolio Fund Managers with the goal that no single event will cause irreparable damage to long-term return, and yet provide sufficient exposure to individual Portfolio Funds so that strong performance by any such Portfolio Fund will not be overly dampened. The Adviser next selects Portfolio Fund Managers that employ such strategies.

                              The Adviser may take into account a number of factors when considering a Portfolio Fund Manager's ability to manage assets using a particular investment style or styles, including:

                              o the length of the Portfolio Fund Manager's experience in that style;

                              o   the Portfolio Fund Manager's perceived
                                  capacity to manage assets in that style;

                              o quantitative analysis of the Portfolio Fund Manager's historical performance; and

                              o qualitative judgments of the Portfolio Fund Manager's organizational structure, professional depth and stability, and internal controls and risk management.

                              The Company will rely on the Adviser's ability to select appropriate investment strategies and to select and monitor Portfolio Fund Managers to implement such strategies. Because the Adviser generally will not trade the Company's assets itself (other than in allocating assets to Portfolio Funds), prospective investors should consider that their return will be largely dependent on the ability of the Adviser to select Portfolio Fund Managers who perform well over time.

                              The Adviser allocates assets to Portfolio Funds based upon a proprietary quantitative and qualitative methodology that seek to maintain an appropriate level of balance, as determined by the Adviser. The Company, however, is considered a non-diversified company under the 1940 Act and may thus concentrate its assets in fewer issuers than a fund that is organized as a "diversified" fund under the 1940 Act. The Company will seek to invest in Portfolio Funds which, in the aggregate, maintain exposure to a range of strategies, markets and national economies. In addition to seeking a level of balance, the Adviser may emphasize certain strategies that the Adviser believes are more likely to be profitable than others due to its assessment of prevailing market conditions. Based upon the number of available Portfolio Fund Managers pursuing an investment strategy and the Adviser's view of the investment potential and "portfolio-blending" benefits of such strategy, certain of the Portfolio Funds selected by the Adviser may be allocated substantially larger portions of the Company's assets than other Portfolio Funds. The Adviser will conduct periodic reviews of each Portfolio Fund's performance and make allocations and reallocations of the assets based upon a continuing evaluation of investment performance, changes in the investment strategies or capabilities of Portfolio Funds and changes in market conditions.

                              The Adviser anticipates that the number and identity of Portfolio Funds will vary over time, at the Adviser's discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds. The Adviser may select new Portfolio Funds, or redeem from Portfolio Funds, at any time without prior notice to, or the consent of, investors in the Company. Although it is expected that the Company typically will be invested in 25 to 50 Portfolio Funds, there is no minimum or maximum number of Portfolio Funds in which the Company must be invested. The Adviser, however, will not allocate more than 10% of the Company's net assets (measured at the time of investment) to any Portfolio Fund.

                              There can be no assurance that the Company's objective will be achieved.

RISK FACTORS                  The Investment Program Is Speculative and Entails
                              Substantial Risks. All securities investing and trading activities risk the loss of capital. No assurance can be given that the Company's investment objective will be achieved or that the performance of the Company will be positive over any period of time. Performance will depend upon the Portfolio Funds and the Adviser's ability to effectively select Portfolio Funds and allocate and reallocate the Company's assets among them.
                              Many of the Portfolio Funds may use leverage, engage in short sales and derivative transactions, maintain concentrated portfolios, invest in illiquid securities or pursue other speculative and risky strategies. The Company may experience significant losses from investing in Portfolio
                              Funds that use such strategies. As a
                              non-diversified investment company, the Company is not subject to the percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. As a result, the investment portfolio of the Company may be subject to greater risk and volatility than if the portfolio were invested in the securities of a broader range of issuers. A
                              Member may lose all or a substantial portion of its investment in the Company.

                              Portfolio Fund Investment in the Company Is Not Suitable for All Investors. Prospective investors in the Company should review carefully the discussion under the captions "Risk Factors" and "Other Risks" for specific risks associated with each Series' and the Portfolio Fund Managers' styles of investing. An investment in the Company should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and have sufficient capital to sustain the loss of their entire investment in the Company.

                              Portfolio Funds Pursue Various Investment
                              Strategies. The Portfolio Funds selected by the Company may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. The Portfolio Funds may invest and trade in equity and debt securities (including initial public offerings), and may also invest and trade in equity-related instruments, currencies, financial futures and debt-related instruments. Some of these securities or other instruments may be restricted or illiquid so that it may not be possible to sell them at the most opportune times or at prices approximating the value at which they were purchased. In addition, the Portfolio Funds may sell securities short and use a wide range of other investment techniques. The Portfolio Funds generally are not limited in the markets, either by location or type, such as large capitalization, small capitalization or non-U.S. markets, in which they invest, or the investment discipline that their Portfolio Managers may employ, such as value or growth or bottom-up or top-down analysis. Special risks apply to investing in both non-U.S. and smaller capitalization issuers. The Portfolio Funds may use various investment techniques for hedging and non-hedging purposes. A Portfolio Fund may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Offering Memorandum. The use of these techniques may be an integral part of a Portfolio Fund's investment strategy and may involve certain risks. The Portfolio Funds may use leverage, which also entails risk. See "Risk Factors."

                              Use of Leverage. Some or all of the Portfolio Funds in which the Company invests may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks (i.e., through credit facilities, lines of credit, or other margin or borrowing arrangements) for investment purposes. Use of leverage in this manner is speculative and involves certain risks. The Company may borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Units or for temporary or emergency purposes. In general, the use of leverage by Portfolio Funds or the Company will increase the volatility of the Portfolio Funds or the Company and increase the risk of loss to Members.

                              Use of Options and Other Derivatives. Certain of the Portfolio Fund Managers may engage in a substantial amount of options trading, both for speculative and for hedging purposes. Options trading involves certain risks which trading in the underlying securities alone does not. For example, options carry embedded leverage, and interest rates and market volatility affect option values. Options have limited life spans and may expire worthless despite the underlying position becoming profitable soon thereafter. Certain of the Portfolio Fund Managers make extensive use of other types of derivatives in their trading. Derivatives often carry a high degree of embedded leverage and, consequently, are highly volatile.

                              There Are Special Tax Risks. Special tax risks are associated with an investment in the Company, including the risk that investors in the Company will be required to obtain extensions of time to file their tax returns due to delayed reporting of relevant information to the Company by one or more of the Portfolio Fund Managers to which it has allocated capital. See "Other Risks--Tax Considerations; Distributions to Members and Payment of Tax Liability."

                              No Operating History. The Company is, and certain Portfolio Funds may be, a newly formed entity with no operating history upon which prospective investors can evaluate potential performance. The past investment performance of the Adviser or Portfolio Fund Managers with which the Company invests or expects to invest its assets may not be construed as an indication of the future results of an investment in the Company.

                              The Units Have Limited Liquidity. It is
                              anticipated that Units will not be listed on any securities exchange or traded in other markets, and Units will be subject to substantial restrictions on transfer. Although the Company expects to offer to repurchase Units from the Members from time to time, no assurance can be given that these repurchases will occur as scheduled or at all.

                              The Company Bears the Fees of Its Underlying
                              Portfolio Fund Managers, and the Fee Arrangements of Those Managers May Involve Special Risks. As noted above, each Portfolio Fund Manager to which the Adviser allocates assets generally will charge an asset-based fee, and some or all of the Portfolio Fund Managers will receive performance-based compensation (either fees or in the form of profit "allocations"). The asset-based fees of the Portfolio Fund Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance compensation to the Portfolio Fund Managers is generally expected to range from 15% to 20% of net profits annually. The receipt of performance compensation by a Portfolio Fund Manager may create an incentive for a Portfolio Fund Manager to take positions that involve more risk than the Portfolio Fund Manager might otherwise have accepted. The Portfolio Fund Managers receive incentive compensation based on each such Portfolio Fund Manager's individual performance, not the overall performance of the Company. Consequently, the Company may pay incentive compensation even while incurring overall losses.

                              Fees payable to Portfolio Manager are separate from fees payable by the Company to the Adviser. Accordingly, Members are subject to two levels of fees, and there can be no assurance that the Company's return on its investments will be sufficient to offset the Company's expenses (including its share of such fees and other Portfolio Fund expenses).

                              There Are Special Risks Related to Investments in the Portfolio Funds. Portfolio Funds generally permit redemptions only at infrequent intervals, and in some cases only up to a specified percentage of assets. Portfolio Funds may permit or require that redemptions of interests be made in kind. Consequently, the Company may not be able to withdraw from a Portfolio Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from a Portfolio Fund that may have poor performance or for other reasons. The Company also may be subject to fees imposed with respect to "early withdrawals" made within the "lock-up" or penalty period, if any, of a particular Portfolio Fund.

                              To the extent holdings in a Portfolio Fund afford the Company no ability to vote on matters relating to the Portfolio Fund, the Company will have no say in matters that could adversely affect the Company's investment in the Portfolio Fund. The Portfolio Funds Operate Independently of the Company and Are Largely Unregulated

                              The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and the Company, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. While the Adviser in many instances seeks to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Portfolio Funds, at times the only means of obtaining independent verification of performance data will be reviewing a Portfolio Fund's annual audited financial statements. Absent such negotiated arrangements (or as may otherwise be provided in the Portfolio Fund's governing documents), Portfolio Funds are not contractually or otherwise obligated to inform their investors, including the Company, of details surrounding their investment strategies. (This means, for example, that if two or more of the Company's Portfolio Funds were to invest significantly in the same company or industry, the Company's investments could be "concentrated" in that company or industry without the Adviser having had the opportunity to assess the risks of such concentration.) In addition, the Company and the Adviser have no control over the Portfolio Funds' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Portfolio Fund Manager in these areas. The performance of the Company is entirely dependent on the success of the Adviser in selecting Portfolio Funds for investment by the Company and the allocation and reallocation of assets among Portfolio Funds.

                              Investors May Be Able to Invest in the Portfolio Funds Directly at a Lower Cost than Investing Indirectly through the Company. An investor who meets the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment requirements that generally will be substantially higher than those imposed by the Company, could invest directly in the Portfolio Funds. By investing in the Portfolio Funds indirectly through the Company, an investor bears a proportionate part of the asset-based fees and other expenses paid by the Company to the Adviser and other expenses of the Company, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by the Company as an investor in the Portfolio Funds.

BOARD OF DIRECTORS            The Company has a Board of Directors (each member
                              a "Director" and collectively, the "Board of Directors") that has overall responsibility for monitoring and overseeing the Company's investment program and its management and operations. Each investor, by investing in the Company, will become a "Member" of the Company and will be deemed to have voted for the election of each initial
                              Director. Any vacancy on the Board of Directors may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by the Members. A majority of the Directors are "Independent Directors" who are not "interested persons" (as defined by the 1940 Act) of the Company or the Adviser. See "Management of the Company--Board of Directors" and "Directors and Officers."

                              The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser, effective as of October 1, 2006. The Investment Advisory Agreement continues in effect from year to year after an initial two-year term if the continuance is approved annually by the Board of Directors (including a majority of the

                              Independent Directors). The Board of Directors may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser. See "Investment Advisory Agreement."

THE ADVISER                   Cadogan Management, L.L.C., a limited liability
                              company formed under the laws of the State of Delaware, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

                              Subject to the oversight of the Board of Directors, the day-to-day portfolio management, short-term cash management and operations of the Company are the primary responsibility of the following officers of the Adviser: Stuart Leaf, Chief Executive Officer; Paul J. Isaac, Chief Investment Officer; A. Michael Waldron, Director of Research; and Matthew Jenal, Chief Financial Officer. See "The Adviser."

                              A discussion regarding the basis for the Board of Directors' approval of the Company's investment advisory agreement with the Adviser is available under the heading "Investment Advisory Agreement" and in the Company's regular annual report.

ADMINISTRATOR                 Citigroup Fund Services has been retained by the
                              Company to provide certain administrative services to the Company in such capacity, the "Administrator"). Fees payable to the
                              Administrator for these services, and
                              reimbursement for the Administrator's
                              out-of-pocket expenses, are paid by the Company.
                              See "Company Expenses" and "Administrator."

CUSTODIAN AND ESCROW AGENT    The Company has retained Citibank N.A., an
                              affiliate of the Administrator, to provide certain custodial services to the Company (in such capacity, the "Custodian"). The Company has also retained CitiInstitutional Trust Company to serve as escrow agent (in such capacity, the "Escrow
                              Agent"), with respect to subscription monies received from prospective investors. Fees payable to the Custodian and the Escrow Agent for these services, and reimbursement for the Custodian's and the Escrow Agent's out-of-pocket expenses, are paid out of the Company's assets. See "Company
                              Expenses" and "Custodian and Escrow Agent."

 COMPANY EXPENSES             The Adviser will bear expenses incurred in the
                              operation of its business (such as rent for office space, telephone lines, news and quotation equipment, employees' salaries and computer facilities). See "Company Expenses."

                              Expenses to be borne by the Company include, without limitation: all expenses other than those borne by the Adviser as described above related to its investment program (collectively, "investment-related expenses"); organizational and initial offering expenses; ongoing offering expenses; directors' fees (including directors and officers/errors and omissions insurance); fidelity bond expenses; administrative expenses (including the fees and expenses of the Administrator); legal, tax, custodial, audit, professional, escrow, internal and external fund accounting, transfer agency and valuation expenses; corporate licensing and printing expenses; record keeping expenses; expenses incurred in communicating with Members, including the costs of preparing, printing and mailing reports to Members (but not to prospective investors, which costs will be borne by the Adviser), and extraordinary expenses. Company expenses will also include investment-related expenses, including, but not limited to, the Management Fee (as defined below), brokerage commissions, dealer mark-ups, and other transactions costs on its cash management; interest expense on any borrowings it may make; and any subscription or redemption charges imposed by the Portfolio Funds. The Company indirectly bears its pro rata share of expenses incurred by Portfolio Funds.

                              The Company will reimburse the Adviser for Company expenses paid by the Adviser.

MANAGEMENT FEE                In consideration of the advisory and other
                              services provided by the Adviser, the Company pays the Adviser a monthly fee at the annual rate of 1.0% of the Company's average month-end net assets
                              (the "Base Fee") and the Adviser (or an affiliated company of the Adviser that it designates) an annual performance "allocation" equal to 5% of the amount, determined as of the close of each "Allocation Period" with respect to such Member, by which such Member's "Positive Allocation
                              Change" for such Allocation Period, if any, exceeds the amount of any positive balance in such Member's "Loss Recovery Account" (the "Performance
                              Allocation," together with the Base Fee referred to as the "Management Fee"). See "Management Fee."
                              The Management Fee is paid out of and reduces the Company's net assets.

                              "Allocation Period" means, with respect to each Member, the period commencing as of the date of admission of such Member to the Company, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following: (i) the last day of a Fiscal Year; (ii) the day as of which the Company repurchases the Units (or any portion thereof) of such Member;
                              (iii) the day as of which the Company admits as a substituted Member a person to whom the Units (or any portion thereof) of such Member have been transferred (unless there is no change of beneficial ownership); and (iv) the day as of which the Adviser (or an affiliated company of the Adviser that it designates) is no longer entitled to receive the Performance Allocation.

                              "Allocation Change" means, with respect to each Member for each Allocation Period, the difference between:

                                   (1)   the sum of (a) the balance of such
                                   Member's capital account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's capital account as of such date other than any Performance Allocation to be debited against such Member's capital account), plus
                                   (b) any debits to such Member's capital
                                   account during the Allocation Period to
                                   reflect any actual or deemed distributions or repurchases with respect to such Member's Units plus (c) any debits to such Member's capital account during the Allocation Period to reflect any items allocable to such Member's capital account; and
                                   (2)   the sum of (a) the balance of such
                                   Member's capital account as of the
                                   commencement of the Allocation Period, plus
                                   (b) any credits to such Member's capital account during the Allocation Period to reflect any contributions made by such Member to the capital of the Company.
                              If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference will be a "Positive Allocation Change," and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference will be a "Negative Allocation Change."

                              "Loss Recovery Account" means a memorandum account to be recorded in the books and records of the Company with respect to each Member, which will have an initial balance of zero and which will be adjusted as follows:
                                   (1)   As of the first day after the close of
                                   each Allocation Period for such Member, the balance of the Loss Recovery Account will be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and will be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.
                                   (2)   The balance of the Loss Recovery
                                   Account will be reduced (but not below zero) as of the first day following each date as of which the balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Units (or portion thereof) by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member's capital account immediately before giving effect to such repurchase or transfer.
                              No transferee of any Units will succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the transfer by which such transferee received such Units did not involve a change of beneficial ownership.

                              For Units redeemed other than on the last day of a calendar year, the Performance Allocation, if any, is calculated and charged with respect to the redeemed Units as if the redemption date was the last day of a calendar year. See "Redemption, Repurchases and Transfers of Units."

ALLOCATION OF                 The net profits or net losses of the Company are
PROFIT AND LOSS               credited to or debited against the capital account
                              of a Member at the end of each fiscal period in accordance with the Member's pro rata share of the Company's capital for the period as of the beginning of the fiscal period. These credits or debits to a Member's capital account are in turn reflected in changes in the value of the Member's
                              Units. A Member's pro rata portion of the Company's capital will be determined by dividing the value of the Member's Units by the total value of the Units of the Company held by all Members.
                              As of the end of each Allocation Period, any Performance Allocation to be made from net profits otherwise allocable to a Member will be debited from the capital account of the Member and credited to an a capital account for the Adviser
                              (or an affiliated company that it has designated) solely for the purpose of receiving the Performance Allocation (the "Special Advisory
                              Account"). See "Capital Accounts and
                              Allocations--Allocation of Net Profits and Net
                              Losses."

CONFLICTS OF INTEREST         The investment activities of the Adviser, the
                              Portfolio Fund Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Company. The Adviser, as an adviser to various investment vehicles, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Company. See "Conflicts of Interest."

DISCLOSURE OF PORTFOLIO       The Company publicly discloses its portfolio
HOLDINGS                      holdings periodically as required by the 1940 Act.
                              The Company also may make disclosures to persons or entities having a legitimate business purpose related to receipt of such information, subject to the requirement that if such information is made available more frequently than to the public it be subject at all times to appropriate protections against misuse. A more complete description of the Company's policies and procedures with respect to the disclosure of information relating to its portfolio securities is available below under "Disclosure of Portfolio
                              Holdings."

SUBSCRIPTION FOR UNITS        An investor purchases Units in the Company. The
                              Units represent a capital account maintained on the investor's behalf that reflects the purchaser's pro rata share of the Company's capital. Units are offered at their net asset value per Unit, and the payment for each Unit subscribed for represents a capital contribution to the Company in that amount. The minimum initial investment from each investor is $25,000 (subject to waiver), and the minimum additional investment is $10,000. The minimum initial and additional investments may be reduced by the Company with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Company, the Adviser or their affiliates). The
                              Board of Directors may, in its discretion, cause the Company to repurchase a Member's entire interest in the Company (i.e., all Units held by the Member) if the Member's capital account balance, as a result of repurchase, is less than $25,000. Qualifications that must be met in becoming a Member are summarized in the subscription agreement that must be completed by each prospective investor and are described in detail in Appendix A to the Prospectus. See
                              "Subscriptions for Units--Subscription Terms."

                              Based on authority delegated to it by the Board of Directors, the Administrator, on behalf of the Company, may accept initial and additional subscriptions for Units as of the first business day of each calendar month (a "business day" being any day on which banks in New York City are not required or permitted to close), except that the Company may offer Units more frequently as determined by the Board of Directors. An investor must complete a subscription agreement acceptable in form and substance to the Company at least five calendar days before the investor's initial purchase of Units. An existing Member may subscribe for additional Units without completing an additional subscription agreement, but must provide notice of the proposed subscription amount to the Company at least five calendar days before the proposed subscription. To assist the Company in meeting its "know your customer" obligations, subscriptions generally will be accepted only from investors who have had a prior business relationship with the Adviser. Subscriptions are subject to the receipt of cleared funds by the Company five business days prior to the applicable subscription date and in the full amount of the subscription. Although the Administrator may accept, in the Company's sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received. The Company reserves the right to reject any subscription for Units, and the Company may, in its sole discretion, suspend subscriptions for Units at any time and from time to time. See

                              "Subscriptions for Units--Subscription Terms."

ELIGIBILITY                   Each prospective investor will be required to
                              certify that the Shares subscribed for are being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation
                              D under the 1933 Act (generally, individuals having a net worth of at least $1 million or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors) and
                              "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended
                              (the "1940 Act") (generally, individuals and entities having at least $750,000 under the management of the investment adviser or individuals and entities having a net worth of at least $1.5 million or individuals and entities that are "qualified purchasers" for purposes of
                              Section 3(c)(7) of the 1940 Act). Investors who meet these qualification requirements are referred to in this Prospectus as "Eligible Investors." In addition, to assist the Company in meeting its "know your customer" obligations, an Eligible
                              Investor generally must have a prior relationship with the Adviser. See "Subscriptions for Units--Eligible Investors" and "Appendix A."

INITIAL CLOSING DATE          The initial closing date for subscriptions for
                              Units is expected to be October 1, 2006, provided the Company has received at least $25 million in subscriptions prior to such date.

TRANSFER RESTRICTIONS         Units held by a Member may be transferred only (1)
                              by operation of law due to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member or (2) under certain other limited circumstances, with the written consent of the Company, which consent may be withheld in the Company's sole discretion and is expected to be granted, if at all, only under extenuating circumstances. In connection with any request to transfer Units, the Company may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Company or its agents as to such matters as may reasonably be requested.

                              Transferees will not be allowed to become substituted Members without the consent of the Company, which consent may be withheld in its sole discretion. A Member who transfers Units may be charged reasonable expenses, including attorneys' and independent registered public accountants' fees, incurred by the Company or the Administrator in connection with the transfer. See "Redemptions, Repurchases and Transfers of Units--Transfers of Units."

REDEMPTIONS AND               No Member or other person holding Units acquired
REPURCHASES OF UNITS BY THE   from a Member will have the right to require the
COMPANY                       Company to redeem the Units. The Company may from
                              time to time repurchase

                              Units from Members in accordance with written tenders by Members at those times, in those amounts, and on terms and conditions as the Board of Directors may determine in its sole discretion. Each such repurchase offer may be limited and will generally apply to 5-15% of the net assets of the Company. In determining whether the Company should offer to repurchase Units from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Units from Members quarterly on the last business day of March, June, September and December. In determining whether the Company should offer to repurchase Units, the Board of Directors will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. Notwithstanding the foregoing, the Company will not repurchase any Units, or any portion of them, that have been held by the tendering Member for less than one year.

                              The Company may repurchase Units, or any portion of them, of a Member or any person acquiring Units from a Member, without consent or other action by the Member or other person, if the Board of Directors in its sole discretion determines that it is in the best interests of the Company or upon the occurrence of certain events specified in the LLC Agreement, including, but not limited to, attempted transfers in violation of the transfer restrictions described above. See "Redemptions, Repurchases and Transfers of Units--No Right of Redemption" and "--Repurchases of Units."

SUMMARY OF TAXATION           The Company intends to operate as a partnership
                              and not as an association or a publicly traded partnership taxable as a corporation for U.S.
                              federal income tax purposes. The Company should not be subject to U.S. federal income tax, and each Member will be required to report on his, her or its own annual tax return the Member's distributive share of the Company's taxable income or loss. If the Company were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Company would be subject to corporate income tax, and any distributions of profits from the Company generally would be treated as dividends.

                              The Company may not receive tax information from its Portfolio Funds that is sufficiently timely to enable the Company to prepare its tax information in time for Members to file their own tax returns without requesting an extension of the time to file from the Internal Revenue Service ("IRS") or state or local taxing authorities. Accordingly, investors will likely be required to obtain extensions of time for filing their income tax returns. Members are encouraged to consult their tax advisers concerning how such delayed reporting may affect their individual tax situations. See "Tax Aspects."

EMPLOYEE BENEFIT PLANS AND    Investors subject to the Employee Retirement
OTHER TAX-EXEMPT ENTITIES     Income Security Act of 1974, as amended ("ERISA"),
                              and other tax-exempt entities, including employee benefit plans, individual retirement accounts
                              ("IRAs") and Keogh plans (each, a "tax-exempt entity"), generally are eligible to purchase Units of the Company. The Company's assets will not be deemed to be "plan assets" for purposes of ERISA.
                              It is anticipated that at least some of the Portfolio Fund Managers will utilize leverage in connection with their investment or trading activities with the result that a tax-exempt entity that is a Member would incur income tax liability with respect to its share of the net profits derived from these leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" within the meaning of the Code.

                              The Company will provide to tax-exempt entities that are Members such accounting information as is available to the Company to assist the Members in reporting unrelated business taxable income for U.S. federal income tax purposes. Investment in the Company by tax-exempt entities requires special consideration, and trustees or administrators of these entities are urged to review carefully the matters discussed in this Prospectus and to consult their legal, tax and accounting advisers with respect to their consideration of an investment in the Company. See "ERISA Considerations" and "Tax Aspects."

REPORTS TO MEMBERS            The Company will furnish to Members, as soon as
                              practicable after the end of each of its taxable years, such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. As described above, a Portfolio Fund Manager's delay in providing this information will delay the Company's preparation of tax information for investors, which will likely require Members to obtain extensions of the deadline for filing their tax returns, or could delay the preparation of the Company's annual report. The Company will send to Members an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940

                              Act. Members are also sent reports regarding the Company's operations at least quarterly.

TERM The Company's term is perpetual unless the Company is otherwise terminated under the terms of the LLC Agreement.

FISCAL YEAR                   For accounting purposes, the Company's fiscal year
                              is the 12-month period ending on March 31. For tax purposes, the Company will adopt the 12-month period ending December 31 of each year as its taxable year, unless otherwise required by applicable law.

                          SUMMARY OF FEES AND EXPENSES

         The following table illustrates the direct fees and expenses that the Company expects to incur and that Members investing in the Company can expect to bear.

         MEMBER TRANSACTION FEES
           Maximum placement fee (percentage of purchase amount)          0%
           Maximum repurchase fee                                        None
         ANNUAL EXPENSES (as a percentage of net assets)
           Base Management Fee                                           1.0%
           Administrative Fee                                            0.18%
           Other Expenses                                              0.20% (1)

         Total Annual Expenses (other than Performance Allocation and     1.38%
         interest expense)

         Performance Allocation                                        5.00% (2)

           (as a percentage of the amount by which the Positive Allocation Change exceeds any Loss Recovery Account)

(1) The Company also will bear costs and expenses as an investor in the Portfolio Funds (including fees that may be imposed on its withdrawals of assets invested in the Portfolio Funds), which costs and expenses are not reflected in the table and will reduce the Company's investment returns. Specifically, the Company will be subject to asset-based fees of 1-2% of the Company's investment in any Portfolio Fund and generally will also be subject to performance-based fees of 15-20% of net profits earned on that investment.

(2) The Adviser (or an affiliated company of the Adviser that it designates) is entitled to receive a performance-based incentive fee equal to 5% of the amount, determined as of the close of each Allocation Period with respect to such Member, by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds the amount of any positive balance in such Member's Loss Recovery Account (the "Performance Allocation"). The reduction for prior losses not previously offset by subsequent profits establishes what is typically referred to as a "high water mark." The Performance Allocation will be accrued monthly and is generally payable annually. No Performance Allocation will be accrued or payable for any period unless losses from prior periods have been recovered by the Company. The Adviser is under no obligation to repay any Performance Allocation previously paid by the Company to the Adviser. For purposes of both the accrual and payment of the Performance Allocation, "Allocation Period" means, with respect to each Member, the period commencing as of the date of admission of such Member to the Company, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following: (i) the last day of a Fiscal Year; (ii) the day as of which the Company repurchases the Units (or any portion thereof) of such Member; (iii) the day as of which the Company admits as a substituted Member a person to whom the Units (or any portion thereof) of such Member have been transferred (unless there is no change of beneficial ownership); and (iv) the day as of which the Adviser (or an affiliated company of the Adviser that it designates) is no longer entitled to receive the Performance Allocation. All terms used in this footnote have been defined above in the Offering Summary under the heading "Management Fee."

         The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. "Other Expenses," as shown above, are based on estimated expenses for the 12-month period following the Initial Closing and include professional fees and other expenses that the Company will bear directly, including custody fees and expenses, as well as expenses related to the offering. For a more complete description of the various fees and expenses, see "Company Expenses," "Management Fee," "Administrator" and "Subscriptions for Units."

         The Performance Allocation presents risks that are not present in funds without performance compensation. The overall fees, expenses and the Performance Allocation payable by the Company and indirectly borne by its investors generally will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment policies similar to those of the Company. See "Management Fee."

EXAMPLE:

         You would pay the following fees and expenses on a $25,000 investment in the Company, assuming a 5% annual return:*

           1 year                         3 years
           ------                         -------
           $408.16                       $1266.17

         The Example is based on the estimated fees and expenses set out above. It should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Company may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Company.

-------------------------
* On an investment of $1,000, the Example would be as follows:

EXAMPLE:

         You would pay the following fees and expenses on a $1,000 investment in the Company, assuming a 5% annual return:

                      1 year                         3 years
                      ------                         -------
                      $16.33                         $50.65

                                   THE COMPANY

         The Company, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a limited liability company under the laws of the State of Delaware on October 22, 2004 and has no operating history. The Company's principal office is located at 149 Fifth Avenue, 15th Floor, New York, NY 10010, and its telephone number is (212) 585-1600. Investment advisory services will be provided to the Company by the Adviser, Cadogan Management, L.L.C., a limited liability company organized under Delaware law, pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Company's investment program and its management and operation is vested in the individuals who serve on the Board of Directors. See "Management of the Company--Board of Directors."

                                 USE OF PROCEEDS

         The proceeds from the sale of Units, net of the Company's fees and expenses, will be invested in pursuance of its investment program and objective as soon as practicable, consistent with market conditions and the availability of suitable investments.

                                    STRUCTURE

         The Company is a specialized investment vehicle that combines many of the features of a Portfolio Fund not registered under the 1940 Act, often referred to as a "private investment fund" or "hedge fund," with those of a registered closed-end investment company. Private investment funds are commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as limited partnerships, corporations, or limited liability companies, are usually compensated through asset-based fees and performance-based compensation. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not performance-based) fees.

         The Company is similar to a private investment fund in that it will be actively managed and Units will be sold solely to high net worth individuals and other Eligible Investors, but differs from a typical private investment fund in that it will permit investments in relatively modest minimum denominations. In addition, although the Adviser does not receive performance-based compensation from the Company, the managers of the Portfolio Funds typically will be entitled to receive performance-based compensation. Unlike many private investment funds, however, the Company, as a registered closed-end investment company, can offer Units without limiting the number of Eligible Investors that can participate in the investment program of the Company. The structure of the Company is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Company to the limitations on the number of Eligible Investors faced by many of those funds.

                               INVESTMENT PROGRAM

Investment Objective

         The investment objective of the Company is to achieve capital appreciation with low volatility principally through a balanced portfolio of Portfolio Funds advised by Portfolio Fund Managers considered by the Adviser to be either experienced professionals with demonstrated performance or new, less experienced managers who show promise in their respective fields of specialization. Past performance of Portfolio Funds advised by Portfolio Fund Managers is not indicative of future performance.

Investment Philosophy

         The Adviser anticipates that the investment strategies to be employed by the Portfolio Funds will include investing and trading in both long and short securities positions, and may include investment in securities for which there is no ready market, or very limited liquidity, and may also involve elements of securities arbitrage and hedging, and the use of leverage. The Adviser believes that such an investment program will provide for the Company investment performance with less volatility and risk than such assets, or these Portfolio Funds and Portfolio Fund Managers, may individually experience. The Adviser seeks to establish a balance among a number of Portfolio Fund Managers. The portfolio thus should be sufficiently balanced among Portfolio Funds so that no single event will cause irreparable damage to long-term return, and yet provide sufficient exposure to individual Portfolio Funds so that positive performance by any such Portfolio Fund will not be overly dampened. By employing a variety of Portfolio Fund Managers who have each shown ability (or promise) in their respective areas, the Adviser believes that the Company can benefit from market trends in any one of these areas and achieve above-average performance over a medium-term investment horizon.

         The goals of the Company are as follows:

         1. To provide attractive risk-adjusted returns to its investors. The Company seeks to provide an opportunity for the investor to achieve attractive levels of return, while seeking to reduce the volatility that one might encounter with any single Portfolio Fund Manager.

         2. To preserve investors' capital. The Company will attempt to provide consistent returns with what the Adviser believes to be lower relative levels of risk than are typically achieved with respect to similar assets.

         3. To invest primarily with Portfolio Fund Managers employing unleveraged or moderately leveraged strategies. For the most part, the Adviser seeks Portfolio Fund Managers who utilize sound underlying investment approaches, rather than those seeking to magnify returns through the use of borrowed money and increased risk.

         4. To use a blend of both qualitative and quantitative methods to monitor and limit the levels of portfolio risk. This will include, but not be limited to:

              I.   Preliminary and ongoing research;

              II. Invest primarily with Portfolio Fund Managers utilizing strategies in which the Portfolio Fund Manager has demonstrated ability and experience in hedging market exposure.

              III. Allocation across a number of Portfolio Fund Managers, thereby lowering overall exposure to any individual entity or approach; and

              IV. Allocation across a number of investment styles with limited anticipated correlation, thereby striving to lower total market exposure.

         5. To invest with Portfolio Fund Managers with clear, defined and comprehensible strategies. By seeking to invest with Portfolio Fund Managers employing consistent, well-documented strategies, the Adviser believes it is able to better manage overall risk.

         6. To invest with Portfolio Fund Managers who demonstrate high ethical standards and the ability to remain effective and profitable in a broad range of market climates. The Adviser intends generally to remain invested with its core Portfolio Fund Managers through an entire market cycle. However, subject to withdrawal restrictions of Private Funds, the Adviser will not hesitate to withdraw or reallocate assets in the event a Portfolio Fund Manager appears to be acting in a manner inconsistent with its stated strategies or where the risk/reward profile has deteriorated, or for any other reason the Adviser deems appropriate in the interests of the Company.

         7. To balance the portfolio among Portfolio Fund Managers with track records demonstrating consistent investment returns and Portfolio Fund Managers not yet discovered by the greater institutional investment community who the Adviser believes to be nimble and adept at executing strategies which larger, more established hedge funds may no longer be able to apply.

Portfolio Fund Managers.

         The Adviser seeks to allocate assets among Portfolio Fund Managers with positive track records and emerging Portfolio Fund Managers who show potential to become strong performers in their respective fields of specialization. Many of the potential Portfolio Fund Managers are low profile managers who are difficult for an individual investor to identify, analyze and access. The Adviser believes that many such Portfolio Fund Managers advise Portfolio Funds providing superior risk-adjusted returns.

         The Adviser believes Portfolio Fund Managers with demonstrated performance in different market cycles will act to "anchor" the Company, adding stability to the overall portfolio. However, the Adviser also intends to use Portfolio Fund Managers who may not be distinguished in the investment community and advise Portfolio Funds with capital under management still small enough to allow them to remain nimble in their portfolio selection and investment management. The Adviser believes such emerging Portfolio Funds represent excellent growth opportunities for the Company.

         Portfolio Funds will be selected for the access they provide to those Portfolio Fund Managers whose performance is considered by the Adviser to be among the best and/or most promising in their respective area of specialization. The Adviser will seek to select such Portfolio Fund Managers and allocate assets to permit efficient response to performance results and new investment opportunities and conditions.

         The Portfolio Fund Managers will be identified and monitored on an on-going basis by the proprietary quantitative and qualitative methodology developed by the Adviser. The Company intends to provide for the investor the opportunity to gain exposure to returns offered by these Portfolio Fund Managers with less volatility and risk than such Portfolio Fund Managers may individually experience.

                            THE FUND OF FUNDS CONCEPT

         The Adviser believes the fund of funds concept provides advantages over the use of a single Portfolio Fund. The style, geographic allocation, strategy and trading techniques associated with any given single Portfolio Fund result in successful performance under certain market conditions, but less successful performance at other times. Consequently, few Portfolio Funds that allocate assets to a single investment program have consistently maintained the same ranking among their peers in terms of performance over extended periods of time.

         The fund of funds concept allows an investor to participate in the investment activities of a range of selected funds through a single investment. The adviser believes the advantages of such an investment include:

         1. Access to managers and advisors. A principal role of the Adviser is to discover, evaluate and seeks to provide access to Portfolio Fund Managers who might otherwise elude an individual investor.

         2. Professional evaluation of Portfolio Funds. The Adviser conducts rigorous research on Portfolio Funds and monitors them on an ongoing basis; not only in terms of performance, but also with regard to consistency of approach and overall stability of their organizations, practices and back-office procedures.

         3. Portfolio-blending at lower levels of investment. The investor obtains immediate access to a balanced portfolio of Portfolio Funds without the capital expense required to meet the minimum investment of each manager or fund, and without requiring multiple subscription procedures. Therefore, an investment of $1,000,000 in the Company may benefit from a degree of portfolio-blending that would require $15-30 million or more in direct fund investment to achieve.

         4. Expected risk/reward characteristics. By investing across a range of investment styles with limited correlation, the Adviser believes it is possible to lower the Company's overall level of risk without severely affecting rates of return. Different strategies react differently to market movements; a well-balanced portfolio of strategies may help to protect an investor from an unexpected market move.

         5. Simplified reporting. It is the responsibility of the Adviser to track the Portfolio Funds and to provide comprehensive and timely statements.

Proprietary Identification/Selection Methodology

         The Adviser will apply its proprietary methodology to identify, select and monitor Portfolio Funds and Portfolio Fund Managers. This methodology quantitatively evaluates past performance, risk, volatility, statistical correlation of returns and other investment criteria and applies the Portfolio Fund Manager's qualitative judgment based on direct personal interviews and observation.

         Decisions are based on extensive research. The cornerstone of the Adviser's research philosophy is the acknowledgment that qualitative factors are as critical to monitoring investment results as the quantitative analysis of portfolios. In recognition of this, the Adviser allocates considerable time to interviews and direct discussion with Portfolio Fund Managers and their staff. These meetings, when available, give the Adviser the opportunity to analyze first-hand the investment strategy and outlook of such Portfolio Fund Managers, and to assess their attitudes to risk and risk control. These factors are taken into account in the selection process, as are a Portfolio Fund Manager's reputation and experience, and the strength of its internal controls and administration.

         The Adviser conducts preliminary interviews to determine the style, approach and results of the Portfolio Funds and to better understand the motivational factors applicable to the individual Portfolio Fund Managers. The Advisor primarily looks for Portfolio Fund Managers:

         1. Whose goals include preservation of capital, and who seek to avoid extraordinary risks;

         2.   Who benefit from strong professional and educational backgrounds;

         3. Who have demonstrated money management experience either on their own or with others; and

         4.   Who invest their own capital in their Portfolio Funds.

         If, after the preliminary screening, a Portfolio Fund Manager's profile appears appropriate, the Adviser conducts a more thorough review, which generally includes on-site visits, portfolio analysis and reference checking. The final selection of Portfolio Fund Managers depends not only on the absolute strength of the Portfolio Fund Managers themselves, but also on how well the Adviser anticipates their strategies will perform as part of the portfolio constructed for the Company.

         The Adviser may from time to time narrow the scope of the Company's investments by reducing the number of Portfolio Funds to which it allocates assets, and Portfolio Fund Managers may be added or removed by the Adviser at any time. However, the Adviser intends generally to maintain a portfolio of between 25 and 50 Portfolio Funds, although the Adviser may vary from these parameters at its discretion.

         While the Adviser intends to invest all of the Company's assets among an identified group of Portfolio Funds, subscription proceeds may be invested at different intervals and in sub-optimal allocations due to differences in subscription intervals and investment requirements of selected Portfolio Funds. Furthermore, individual Portfolio Fund Managers may impose limits on the maximum allowable asset size of their funds, which may limit the Company's ability to subscribe for shares.

         There can be no assurance that the Company will achieve its investment objectives.

Return of Assets is as Important as Return on Assets

         The Company's primary concern is preservation of capital. The Adviser believes that, by allocating assets in a balanced manner among different investment styles and strategies, the Company's performance will be more consistent and less volatile over the long term than if assets were allocated to a single Portfolio Fund. The Company additionally should be more flexible in responding to the Adviser's assessment of changing market conditions.

         This portfolio construction process, coupled with the use of Portfolio Funds managed by Portfolio Fund Managers with long-term performance records in their respective asset classes (when measured against other funds employing similar styles and strategies), may allow the Company to achieve reduced volatility over time than that of single-manager funds. The Adviser seeks to further dampen volatility through investing primarily in Portfolio Funds using limited amounts of leverage and which tend to be diversified.

         The Adviser will select Portfolio Funds and allocate assets through methods intended to manage the expected correlation in investment performance among Portfolio Funds and further to minimize the correlation in investment performance between the Company and the general U.S. equity markets, represented by the Standard & Poor's 500 Index. This involves allocation of assets across geographical areas, asset classes and investment styles.

         The underlying Portfolio Funds may utilize hedging and leveraging techniques (see "Risk Factors--Leverage"). Such techniques may include the making of short and long sales, securities borrowing and lending, and borrowing on margin. While the use of hedging techniques may reduce the potential loss resulting from a general market decline, their use may tend to restrain maximum capital growth in times of a general market rise. Conversely, the use of leveraging techniques may increase the volatility of the Fund's net asset value.

         The Portfolio Fund Managers may purchase and sell puts, calls and other option instruments to supplement their hedging and leveraging activities.

U.S. Focus Plus Select Global Opportunities

         The Adviser anticipates that the Company will invest in Portfolio Funds generally utilizing between 25 and 50 Portfolio Fund Managers. Investments will primarily focus on the following areas:

         o  The U.S. financial markets.

         o  Equity and equity-related securities.

         o  Debt of companies undergoing turmoil or distress.

         o  Opportunistic value situations on a global basis.

         o  Arbitrage opportunities.

Portfolio Construction

         Conventional registered investment companies, such as mutual funds, generally are subject to significant regulatory restrictions in designing their own investment strategies relating to the use of leverage and the ability to sell securities short. Private, unregistered investment funds, however, are not subject to many of these limitations. The Adviser believes that the Company's strategy of investing primarily in these types of investment funds creates opportunities to participate in alternative methods of investing that may earn attractive risk-adjusted returns.

         The Company is a multi-strategy, non-traditional investment fund that will allocate its assets primarily to a variety of Portfolio Funds. The Adviser selects Portfolio Fund Managers to manage the Company's capital, and is responsible for determining the amount of assets to be allocated to each Portfolio Fund Manager and for reallocating assets among new and existing Portfolio Fund Managers.

         The Adviser believes a portfolio of Portfolio Funds can be assembled that capitalizes on both the potential lack of correlation among many Portfolio Funds and the lack of correlation of some alternative investment strategies with conventional long-only equity and fixed income strategies. A portfolio of alternative investment strategies may therefore produce capital appreciation more consistently and with less volatility than would most individual conventional or alternative investment strategies.

         The Adviser will allocate the Company's assets to Portfolio Funds that pursue one or more of a variety of strategies. The Adviser will generally focus on Portfolio Funds that predominately implement discrete strategies, so that the Adviser can seek to monitor the Company's exposure to various strategies. Most Portfolio Funds, however, have the flexibility to pursue different strategies without prior notice.

         Because alternative investment strategies may be risky, the Adviser believes it is prudent for the Company generally to invest in these strategies through Portfolio Funds organized as limited partnerships or other limited liability investment vehicles. This structure limits the effect that losses incurred by any one Portfolio Fund will have on the assets of the Company by limiting the Company's amount at risk to the amount invested in that Portfolio Fund. In certain circumstances, however, the Adviser believes that it may be appropriate to gain investment exposure to certain Portfolio Funds or Advisers by entering into derivative transactions, such as total return swaps, options and forwards. See "Risk Factors--Strategy Related Risks--Derivatives--Options and Futures--Swap Agreements."

         The Adviser selects opportunistically from a wide range of Portfolio Funds in order to create a broad-based portfolio of such Funds while seeking to invest in compelling investment strategies and with promising Advisers at optimal times. The Adviser does not intend to invest the assets of the Company according to pre-determined allocations.

         The Adviser provides active ongoing portfolio management to the Company and conducts regular reviews of profit and loss at the Company level, Portfolio Fund level and, where appropriate, trading strategy level. The Adviser also regularly monitors compliance with the Company's predetermined risk limits. On a monthly basis, or more frequently if conditions warrant, the Adviser will consider rebalancing the portfolio of the Company to maintain what it considers to be the appropriate mix of trading styles and investment strategies given its prevailing market views.

         Subject to the "Asset Coverage Requirements" of the 1940 Act, the Adviser may cause the Company to employ leverage in order to fund repurchases of Units or for other purposes. This is in addition to the leverage used by individual Portfolio Funds. Leverage, whether employed by the Company or its underlying Portfolio Funds, has the effect of increasing returns or losses, as well as volatility. The Adviser may increase or decrease the degree of leverage employed by the Company at any time, but will have no control over leverage employed by a Portfolio Fund other than with respect to any predetermined leverage limits that may have been agreed to by the Portfolio Fund. See "Risk Factors."

         The Adviser intends to allocate the assets of the Company to Portfolio Funds following a wide variety of investment strategies, resulting in an asset mix held by the Portfolio Funds that may from time to time include, without limitation, currencies, commodity futures and options (subject to limitations described elsewhere in this Prospectus), non-U.S. dollar denominated instruments, short-term instruments (including U.S. Treasury securities and certificates of deposit), sovereign debt, public and privately placed (unlisted) equity, equity-related and debt securities of U.S. and non-U.S. corporations, and investments in other investment funds.

         The Adviser allocates assets of the Company among Portfolio Funds that, in its view, represent attractive investment opportunities in relation to the specific investment objective of the Company. On a monthly basis the Adviser, however, will consider rebalancing the portfolio of the Company to maintain what it considers to be the appropriate mix of trading styles and investment strategies given its prevailing market views. There is no guarantee that any given Portfolio Fund will accept additional allocations of capital by the Company at the time the Company wishes to make such an additional allocation or at any time thereafter. Furthermore, any Portfolio Fund may return the Company's capital in whole or in part without the Company's consent (as a result of the Fund's liquidation or other compulsory redemption).

         The Adviser believes it is important to maintain a broad-based portfolio in order to reduce the effect on the Company of losses or poor returns by one or more Portfolio Funds. There is no guarantee, however, that the Company will be able to avoid substantial losses due to poor returns by one or more Portfolio Funds. The Adviser will typically endeavor to limit the exposure to any one type of investment strategy to less than 50% of the Company's net assets (measured over time and subject to underlying Portfolio Funds' liquidity constraints) and to limit investments in any one Portfolio Fund to less than 10% of the Company's net assets (measured at the time of purchase).

         For purposes of the Company's investment restrictions and its investment limitations under the 1940 Act, the Company will "look through" to the underlying investments of its managed accounts (if any) and of Portfolio Funds it creates to facilitate the management of its assets by a Portfolio Fund Manager (if any). The trading and investment activity of other Portfolio Funds in which the Company invests, however, are not subject to the Company's investment restrictions and, unless registered under the 1940 Act, generally are not subject to any investment limitations under the 1940 Act or the Code. The Company may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or other cash equivalents pending the investment of assets in Portfolio Funds or to maintain the liquidity necessary to effect repurchases of Units or for other purposes.

Primary Investment Strategies

         The Adviser intends to invest the assets of the Company in and among a variety of Portfolio Funds in order to gain exposure to a variety of investment strategies.

Risk Management and Monitoring of Investments

         As noted above, unregistered investment funds typically have greater flexibility than conventional registered investment companies as to the types of securities unregistered funds may hold, the types of trading strategies they may use, and, in some cases, the extent to which they utilize leverage. The Portfolio Fund Managers selected by the Company will have full discretion, without the Company's input, to purchase and sell securities and other investments for their respective Portfolio Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of the Portfolio Funds. The Portfolio Funds generally are not limited in the markets in which they invest, either by location or type, such as U.S. or non-U.S. (including emerging markets), large capitalization or small capitalization, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. These Portfolio Funds may invest and trade in a wide range of securities and other financial instruments and may pursue various investment strategies and techniques for both hedging and non-hedging purposes. The Portfolio Funds may also sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus. The use of one or more of these techniques may be an integral part of the investment program of a Portfolio Fund and involves certain risks. See "Risk Factors."

         The Adviser employs an ongoing risk management process. Risk management with respect to portfolio construction will seek to achieve balance across trading styles and investment strategies, asset classes and markets. The Adviser's regular risk management review includes: (i) at a minimum, a monthly review of profit and loss reports and risk profiles for each Portfolio Fund Manager; (ii) ongoing quantitative and qualitative monitoring of Portfolio Fund Managers; and (iii) monitoring of drawdown (loss) levels, especially with respect to predetermined "trigger" points.

         No risk-management process is fail-safe, and no assurance can be given that the Adviser's risk management process will achieve its objective. From time to time, the Adviser may modify or change its risk management system.

         The Adviser seeks to monitor the operations and performance of a Portfolio Fund as frequently as the Adviser believes is appropriate in light of the investment strategy followed by the Adviser and prevailing market conditions. Although independently verifiable information about a Portfolio Fund's operations and performance may not be available on more than an annual basis, the Adviser regularly intends to solicit such information from the Portfolio Fund Managers and other sources as the Adviser deems necessary to properly assess the relative success or failure of each Portfolio Fund; there can be no assurance that the Adviser will be successful in obtaining any such information. In this regard, the Adviser in many cases seeks to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Portfolio Funds. (The inability to negotiate any such arrangement with a specific Portfolio Fund will not, however, prevent the Adviser from considering that Portfolio Fund for investment by the Company.) Changes in leverage, personnel, market behavior, expenses, litigation, capital resources, economic conditions and other factors may be monitored, as appropriate and to the extent the information is available to the Adviser.

         Based on the Adviser's assessment of factors such as (i) the degree to which the Portfolio Company Manager is pursuing an investment strategy consistent with its stated policy; (ii) whether and to what degree the focus, incentives and investment strategy of the Portfolio Company Manager have changed; and (iii) whether the investment strategy employed remains consistent with the objective of the Company in light of changing market conditions or otherwise, the Adviser periodically will adjust allocations of the Company's assets among Portfolio Funds. Rebalancing of the Company's portfolio generally will be considered on a monthly basis. The Company may, however, reduce its investment in a Portfolio Fund only as permitted by the governing documents of the Portfolio Fund (or in such negotiated "side letter" or similar arrangements as the Adviser may be able to enter into with the Portfolio Fund on behalf of the Company), which may limit significantly the timing or size of permitted withdrawals or redemptions.

         The investment program of the Company is speculative and entails substantial risks. No assurance can be given that the investment objective of the Company will be achieved or that substantial losses will not be incurred. In fact, certain investment practices to be employed by the Portfolio Company Managers can, in some circumstances, substantially increase any adverse impact on the Company's investment portfolio. See "Risk Factors."

                                  RISK FACTORS

General

         The value of the Company's total net assets fluctuates in response to fluctuations in the value of the Portfolio Funds in which the Company invests, and the Company could sustain substantial losses. An investment in the Company should only be made by investors who have sufficient capital to sustain the loss of their entire investment in the Company. Because the Company invests substantially all of its assets in Portfolio Funds, risks described below in respect of Portfolio Funds create corresponding risk to the Company.

Strategy Related Risks

         Discussed below are certain of the investment strategies expected to be employed by Portfolio Funds and the principal risks that the Adviser believes are associated with those strategies. These risks will, in turn, have an effect on the Company.

         Long/Short Equity. Since a long/short equity strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be correlated to each other. If the long and short positions are not correlated, it is possible to have investment losses in both the long and short sides of the portfolio.

         Distressed Securities. Portfolio Funds may invest in equity and debt securities of U.S. and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type should be considered speculative, as they involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by U.S. state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the U.S. Bankruptcy Court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, due to failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

         Merger Arbitrage. Merger arbitrage investments often incur significant losses when anticipated merger or acquisition transactions are not consummated. There is typically "asymmetry" in the risk-reward profile of mergers - the losses that can occur in the event of deal break-ups often far exceed the gains to be had if deals close successfully. The consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; and (v) failed financings. Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. Finally, merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions.

         Convertible Arbitrage. The success of the investment activities of a Portfolio Fund Manager involved in convertible arbitrage will depend on the manager's ability to identify and exploit price discrepancies in the market. Identification and exploitation of the market opportunities involve uncertainty. No assurance can be given that a Portfolio Fund Manager will be able to locate investment opportunities or to correctly exploit price discrepancies. A reduction in the pricing inefficiency of the markets in which such manager will seek to invest will reduce the scope for the manager's investment strategies. In the event that the perceived mispricings underlying a Portfolio Fund Manager's positions fail to materialize as expected by the manager, the positions could incur a loss.

         The price of a convertible bond, like other bonds, changes inversely to changes in interest rates. Hence, increases in interest rates could result in a loss on a position to the extent that the equity attributable to the short position often entered into by these Portfolio Fund Managers does not correspondingly depreciate in value. While Advisers may seek to hedge interest rate risk via interest rate swaps and investments in U.S. Treasury securities, residual interest rate risk would adversely affect the portfolio. The price of convertible bonds is also sensitive to the perceived credit quality of the issuer. Convertible securities purchased by Portfolio Fund Managers will decline in value if there is a deterioration in the perceived credit quality of the issuer or a widening of credit spreads, and this decline in value may not be offset by gains on the corresponding short equity position.

         Global Macro. Global macro strategies include both directional trading and relative value approaches to what are generally short-term allocations of capital. Portfolio Company Managers utilizing a directional trading approach will take unhedged long or short positions in various markets. Such unhedged investments may expose the Company to full market risk and are subject to substantial losses. The use of a relative value approach is also subject to the risk of substantial losses because of imperfect correlation of a Portfolio Company Manager's portfolio of long and short positions.

         Statistical Arbitrage. The success of the investment activities of a Portfolio Fund Manager employing statistical arbitrage is heavily dependent on the mathematical models used by the Portfolio Fund Manager in seeking to exploit short-term and long-term relationships among stock prices and volatility. Models that have been formulated on the basis of past market data may not be predictive of future price movements. The Portfolio Fund Manager may select models that are not well-suited to prevailing market conditions. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models. In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

         Equity Market Neutral. A market neutral strategy requires both a long and short position. To the extent a Portfolio Fund Manager is unable to maintain a balanced position because of trade execution delays, forced liquidations of short or leveraged positions due to losses or failure to "match" long and short positions, the strategy will not be market neutral. In addition, to the extent that long and short positions are not matched by industry sectors, a sector-wide but not market-wide price move may result in market, as opposed to stock selection, losses. Unusual events specific to a particular company that cause sudden changes in the company's share valuation may also adversely affect historical price relationships between stocks, leading to losses when relying on the strategy.

         Fixed Income Arbitrage. Fixed income arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position. Substantial risks are involved in trading in U.S. and non-U.S. government securities, corporate securities, investment company securities, mortgage-backed and asset-backed securities, futures and options, rate caps, rate swaps and the various other financial instruments and investments that fixed income arbitrage strategies may trade. Substantial risks are also involved in borrowing and lending against such investments. The prices of these investments can be volatile, market movements are difficult to predict, and financing sources and related interest and exchange rates are subject to rapid change. Certain corporate, asset-backed and mortgage-backed securities may be subordinated (and thus exposed to the first level of default risk) or otherwise subject to substantial credit risks. Government policies, especially those of the Federal Reserve Board and foreign central banks, have profound effects on interest and exchange rates that, in turn, affect prices in areas of the investment and trading activities of fixed income arbitrage strategies. Many other unforeseeable events, including actions by various government agencies and domestic and international political events, may cause sharp market fluctuations.

         Portfolio Fund Managers' Performance Compensation Based on Unrealized as Well as Realized Gains. The Portfolio Fund Managers' incentive compensation will be based on unrealized as well as realized gains. There can be no assurance that such gains will, in fact, ever be recognized. Furthermore, the valuation of unrealized gain and loss may be subject to material subsequent revision.

         A Portfolio Fund Manager will receive any performance compensation to which it is entitled, irrespective of the performance of the other Portfolio Funds and the Company generally. Thus, a Portfolio Fund Manager with positive performance may receive performance compensation from the Company, as an investor in an underlying Portfolio Fund, and indirectly from the Company's investors, even if the Company's overall returns are negative. Investment decisions for the Portfolio Funds are made by the Portfolio Fund Managers independently of each other. Consequently, at any particular time, one Portfolio Fund may be purchasing interests in an issuer that at the same time are being sold by another Portfolio Fund. Investing by Portfolio Funds in this manner could cause the Company to incur certain transaction costs without accomplishing any net investment result.

Regulation

         Absence of Regulation. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and the Company, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.

         Revised Regulatory Interpretations Could Make Certain Strategies Obsolete. In addition to proposed and actual accounting changes, there have recently been certain well-publicized incidents of regulators unexpectedly taking positions which prohibited trading strategies which had been implemented in a variety of formats for many years. In the current unsettled regulatory environment, it is impossible to predict if future regulatory developments might adversely affect the Company.

         Possibility of Additional Government or Market Regulation. Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during recent years have led to increased governmental as well as self-regulatory scrutiny of the "hedge fund" industry in general.

Certain legislation proposing greater regulation of the industry periodically is considered by Congress, as well as the governing bodies of U.S. states and of non-U.S. jurisdictions. It is impossible to predict what, if any, changes in the regulations applicable to the Company, the Portfolio Funds, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future. Any such regulation could have a material adverse impact on the profit potential of the Company.

Other Strategy Related Risks

         General Economic and Market Conditions. The success of the Company's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Company's investments. Unexpected volatility or illiquidity could impair the Company's profitability or result in its suffering losses.

         Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. A Portfolio Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

         Investments by the Portfolio Funds in corporate equity and debt securities, whether publicly traded or privately placed, are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Portfolio Fund Manager. The public equity markets have in the recent past experienced significant price volatility, especially in the technology sector.

         Lack of Diversification. To the extent that the portfolio of a Portfolio Fund is concentrated in securities of a single issuer or issuers in a single industry, the risk associated with any investment decision made by its Portfolio Fund Manager is increased.

         Equity Securities. Portfolio Funds may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Funds also may invest in depositary receipts or shares relating to non-U.S. securities. See "Non-U.S. Securities." Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. Portfolio Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. See "Smaller Capitalization Issuers."

         Bonds and Other Fixed Income Securities. Portfolio Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Portfolio Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a non-U.S. government (often referred to as "sovereign debt"); municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

         Portfolio Funds may invest in both investment grade and non-investment grade (commonly referred to as junk bonds) debt securities. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

         Non-U.S. Securities. Portfolio Funds may invest in securities of non-U.S. issuers and in depositary receipts or shares (of both a sponsored and non-sponsored nature), such as American Depositary Receipts, American Depositary Shares, Global Depositary Receipts or Global Depositary Shares (collectively known as "ADRs"), which represent indirect interests in securities of non-U.S. issuers. Sponsored depositary receipts are typically created jointly by a foreign private issuer and a depositary. Non-sponsored depositary receipts are created without the active participation of the foreign private issuer of the deposited securities. As a result, non-sponsored depositary receipts may be viewed as riskier than depositary receipts of a sponsored nature. Non-U.S. securities in which Portfolio Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets. Investments in non-U.S. securities are subject to risks generally viewed as not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Moreover, governmental issuers of non-U.S. securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

         Other risks of investing in non-U.S. securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other non-U.S. or U.S. laws or restrictions, or devaluations of non-U.S. currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. A Portfolio Fund may also incur costs in connection with conversion between various currencies.

         The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to emerging markets may include higher dependence on exports and the corresponding importance of international trade, greater risk of inflation, greater controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in and control over the economies, governmental decisions to cease support of economic reform programs or to impose centrally planned economies, and less developed corporate laws regarding fiduciary duties of officers and directors and protection of investors.

         A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between a Portfolio Fund's non-U.S. securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may be used for non-hedging purposes in seeking to meet a Portfolio Fund's investment objective, such as when the Adviser of a Portfolio Fund anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. Generally, Portfolio Funds are subject to no requirement that they hedge all or any portion of their exposure to foreign currency risks, and there can be no assurance that hedging techniques will be successful if used.

         Smaller Capitalization Issuers. Portfolio Funds may invest in smaller capitalization companies, including micro-cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

         Non-Diversified Status. The Company is a "non-diversified" investment company for purposes of the 1940 Act, which means that the Company is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Company's net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such diversification standards. The Adviser, however, will not allocate more than 10% of the Company's net assets (measured at the time of investment) to any Portfolio Fund. The Adviser believes that this approach will help to reduce the Company's overall investment risk.

         Leverage. Some or all of the Portfolio Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks (i.e., through credit facilities, lines of credit, or other margin or borrowing arrangements) for investment purposes. Use of leverage in this manner is speculative and involves certain risks. The Company may borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Units or for temporary or emergency purposes. In general, the use of leverage by Portfolio Funds or the Company will increase the volatility of the Portfolio Funds or the Company.

         Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security's value. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment return if a Portfolio Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return of a Portfolio Fund if the Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of investments held by the Portfolio Funds. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," under which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Portfolio Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This requirement means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). In applying this limit to the Company, the Company will take into account the net asset value of its interest in hedge funds and other pooled investment vehicles but not any debt incurred by such vehicles. The Company will take into account the assets and debt in a Managed Account. Accordingly, the Company's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of Units may be correspondingly increased.

         In seeking leveraged market exposure in certain investments and in attempting to increase overall returns, a Portfolio Fund may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

         Short Sales. A Portfolio Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its Portfolio Fund Manager believes possess volatility characteristics similar to those being hedged. A Portfolio Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Portfolio Fund Manager's view, the security is over-valued. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on a Portfolio Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover a Portfolio Fund's short position will be available for purchase.

         Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage that may increase the volatility of a Portfolio Fund's investment portfolio.

         Purchasing Initial Public Offerings. The Portfolio Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history of the issuer. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

         Special Investment Instruments and Techniques. Portfolio Funds may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Portfolio Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve a Portfolio Fund's investment objective. The Adviser, on behalf of the Company, also may use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

         Derivatives. Some or all of the Portfolio Funds may invest in, or enter into, derivatives or derivatives transactions ("Derivatives"). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by a Portfolio Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Portfolio Fund. Derivatives permit a Portfolio Fund Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of a Portfolio Fund.

         If a Portfolio Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may reduce the return of the Portfolio Fund or result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Portfolio Fund is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

         Options and Futures. Portfolio Funds may utilize options and futures contracts and so-called "synthetic" options or other Derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Portfolio Fund may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

         Portfolio Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of the Portfolio Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

         Portfolio Funds may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

         Portfolio Funds may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than U.S. markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, and the Company or a Portfolio Fund could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC.

         Engaging in transactions in futures contracts involves risk of loss to the Portfolio Fund that could adversely affect the value of the Company's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses. Successful use of futures also is subject to the Portfolio Fund Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

         Positions of the Securities and Exchange Commission ("SEC") and its staff may require the Portfolio Fund Manager to segregate permissible liquid assets in connection with their options and commodities transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the Portfolio Fund Manager's ability otherwise to invest those assets.

         Futures and related options transactions by the Company must constitute permissible transactions pursuant to regulations promulgated by the CFTC. The Adviser is relying on CFTC Rule 4.5 with respect to its operation of the Company and, accordingly, is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Company. Pursuant to regulations and/or published positions of the SEC, the Company may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

         Call and Put Options on Securities Indices. A Portfolio Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Portfolio Fund. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indices will be subject to a Portfolio Fund Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

         Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. Warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

         Swap Agreements. A Portfolio Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

         Most swap agreements entered into by a Portfolio Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

         Lending Portfolio Securities. Portfolio Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Portfolio Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A substitute dividend payment received in a stock lending transaction will not qualify for the preferential tax rates for non-corporate taxpayers that is otherwise available on certain dividends. In connection with any such transaction, the Portfolio Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

         When-Issued and Forward Commitment Securities. Portfolios Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to their delivery. When-issued securities and forward commitments may be sold prior to the settlement date. Disposal of the right to acquire a when-issued security prior to its acquisition or disposal of the right to deliver or receive against a forward commitment may incur a gain or loss. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

         Restricted and Illiquid Investments. Although the Adviser anticipates that most Portfolio Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

         When registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, a Portfolio Fund might obtain a less favorable price than the price that prevailed when the Portfolio Fund decided to sell. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

         The Company's interests in Portfolio Funds are themselves illiquid and generally are subject to substantial restrictions with respect to redemptions or withdrawals and on transfer. These restrictions may adversely affect the Company were it to have to sell or redeem those interests at an inopportune time. In particular, a Company may invest its assets in Portfolio Funds that permit the advisers of such Portfolio Funds to designate certain portfolios as "special situation" (sometimes called "side-pocket") portfolios with additional redemption limitations. Investors in these Portfolio Funds (including the Company) therefore could be required to hold their interests relating to such designated portfolios for an extended period of time, even after having redeemed all other interests in the particular Portfolio Fund. The Company expects, however, that the portion of the Company's interests in such side-pocket portfolios will not be significant.

         Counterparty Credit Risk. Many of the markets in which Portfolio Funds effect their transactions are "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets. To the extent a Portfolio Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Portfolio Fund will take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of a Portfolio Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Portfolio Company.

Management Risks

         The Adviser. The Company's success depends on the ability of the Adviser to select successful Portfolio Fund Managers. There can be no assurance that the Adviser will be able to do so.

         Portfolio Fund Manager Misconduct or Bad Judgment. The Adviser will have no, or only limited, access to information regarding the activities of Portfolio Fund Managers. Furthermore, the Adviser cannot guarantee the accuracy or completeness of such information. As a consequence, it will be difficult, if not impossible, for the Adviser to protect the Company from the risk of Portfolio Fund Manager fraud, misrepresentation or material strategy alteration. Members themselves will have no direct dealings or contractual relationships with the Portfolio Fund Managers.

            Performance Compensation. The Portfolio Fund Managers generally will be entitled to receive a performance fee of 15-20% of the net profits, with respect to the Portfolio Fund that it manages. Performance-based fees or allocations may create an incentive for the Portfolio Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based fees or allocations are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains.

            In addition, the Adviser (or an affiliate that it designates) will generally be entitled to receive a performance-based Performance Allocation as described below under "Management of the Company." This special compensation may create an incentive for the Adviser to make investment decisions on behalf of the Company that are riskier or more speculative than would be the case in the absence of the Performance Allocation. In addition, because the Performance Allocation is calculated on a basis that includes unrealized appreciation of the Company's assets, the Performance Allocation may be greater than if it were based solely on realized gains.

         Reliance on Corporate Management and Financial Reporting. Many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest. Portfolio Fund Managers generally have no ability to independently verify the financial information disseminated by the thousands of issuers in which the Portfolio Funds invest and are dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Recent events have demonstrated the material losses which investors can incur as a result of corporate mismanagement, fraud and accounting irregularities.

         Loss of Portfolio Fund Manager Principals. Certain Portfolio Fund Managers may have only one or a limited number of principals. If the services of any of such principals became unavailable, a Portfolio Fund might sustain losses that would adversely affect the Company.

         Market Participant Risk. The institutions, including brokerage firms and banks, with which a Portfolio Fund trades or invests, may encounter financial difficulties that impair the operational capabilities or the capital position of such Portfolio Fund. The Company will have no control whatsoever over the counterparties or brokers used by the Portfolio Funds.

Company Structure

         Portfolio Funds generally will not be registered as investment companies under the 1940 Act. The Company as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. While the Adviser in many cases seeks to negotiate arrangements that provide for regular reporting of performance and portfolio data by Portfolio Funds, at times the only means of obtaining independent verification of performance data will be reviewing the Portfolio Fund's annual audited financial statements. Absent such negotiated arrangements (or as may otherwise be provided in the Portfolio Fund's governing documents), Portfolio Funds are not contractually or otherwise obligated to inform their investors, including the Company, of details surrounding their investment strategies. This means, for example, that if two or more of the Company's Portfolio Funds were to invest significantly in the same company or industry, the Company's investments could be "concentrated" in that company or industry without the Adviser having had the opportunity to assess the risks of such concentration. A Portfolio Fund may use investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The performance of the Company depends on the success of the Adviser in selecting Portfolio Funds for investment by the Company and the allocation and reallocation of the Company's assets among those Funds.

         Each Portfolio Fund Manager will receive any performance-based compensation to which it is entitled irrespective of the performance of the other Portfolio Fund Managers and the Company generally. As a result, a Portfolio Fund Manager with positive performance will receive performance compensation from the Company, as an investor in the underlying Portfolio Fund, and indirectly from its Members, even if the Company's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Fund Managers independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund. Transactions of this sort could result in the Company directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Company may make additional investments in or withdrawals from Portfolio Funds only at certain times according to limitations set out in the governing documents of the Portfolio Funds (or in such negotiated "side letter" or similar arrangements as the Adviser may be able to enter into with the Portfolio Fund on behalf of the Company), the Company from time to time may have to invest some of its assets temporarily in money market securities or money market funds, among other similar types of investments.

         For the Company to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive timely information from the Portfolio Funds to which it has allocated capital. A Portfolio Fund delay in providing this information would delay the Company's preparation of tax information for investors, which would likely require Members to file extensions of the time for filing their tax returns, or would delay the preparation of the Company's annual report.

         An investor in the Company meeting the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly in the Portfolio Funds. By investing in the Portfolio Funds indirectly through the Company, an investor bears a portion of the Adviser's Management Fee and other expenses of the Company, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by the Company as an investor in the Portfolio Funds.

         Portfolio Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in a Portfolio Fund, the Company may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Company to dispose of these securities in a manner that is in the best interests of the Company. The Company may not be able to withdraw from a Portfolio Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from a Portfolio Fund that may have poor performance or for other reasons. The Company also may be subject to fees imposed on withdrawals from the Portfolio Funds, especially with respect to "early withdrawals" made within one year of its initial investment in a particular Portfolio Fund.

         Portfolio Funds typically agree to indemnify their Portfolio Fund Managers and related parties from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the interests in the Portfolio Fund or operation of the Portfolio Fund.

         Other risks that the Adviser believes are associated with the Company's structure include:

         Layering of Fees. The Company is subject to a layering of fees, inasmuch as each Portfolio Fund Manager, as well as the Adviser, charges fees. The combined effect of this double level of fees may have a material effect on performance over time.

         Conflicts of Interest. Certain inherent conflicts of interest may arise from the Adviser carrying on investment or other activities for itself and for clients, including investment partnerships in which the Company may have an interest. The Adviser may engage in other business activities and manage the accounts of clients other than the Company and the investment strategy for such other clients may vary from that of the Company. The Adviser will not be required to refrain from any other activity nor disgorge any profits from any such activity and will not be required to devote all or any particular part of its time and effort to the Company and its affairs.

         Valuation. The Company values its investments in Portfolio Funds, other than Managed Accounts, at fair value in accordance with procedures established by the Board of Directors. Under these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and reported at the time of the Company's valuation. A Portfolio Fund Manager may face a conflict of interest with respect to these reported valuations as they will affect the Portfolio Fund Manager's compensation. In addition, the net asset values or other valuation information received by the Adviser from the Portfolio Funds will typically be "estimated" only, subject to revision through the end of each Portfolio Fund's annual audit. Revisions to the gain and loss calculations of each Portfolio Fund will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final as to a Portfolio Fund until its annual audit is completed. Such revisions at the Portfolio Fund level, however, will not affect the Company's previously determined net asset value and will not, for example, affect the value of Units repurchased by the Company or purchased by investors prior to any such revision. Rather, adjustment to the Company net asset value will be made only after the relevant revision at the Portfolio Fund level, and any such subsequently adjusted valuation will be entirely for the benefit of the holders of the outstanding Units of the Company and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. New Members will be affected in a similar way, because the same principles apply to the purchase of Units. See "Capital Accounts and Allocations--Net Asset Valuation."

         Limited Liquidity and Limited Availability of Portfolio Fund Investments. Among the principal disadvantages and risks inherent in the Company's fund of funds structure are the restrictions imposed on the Adviser's asset allocation flexibility and risk control as a result of the limited liquidity of the Portfolio Funds, as well as their limited availability to accept investments from the Company.

         The Company could be unable to withdraw its capital from a Portfolio Fund for some months despite major losses being incurred or after the Adviser has determined that the Portfolio Fund Manager operating such Portfolio Fund has deviated from its announced trading policies and strategy. This may restrict the Adviser's ability to reallocate the Company's assets in a timely manner in response to changing market circumstances.

         Portfolio Fund Manager Changes. Portfolio Fund Managers may be changed without advance notice to Members, including between the time an investor subscribes and the time his subscription is invested in the Units. Investors will not be informed in advance of the allocations or reallocations of the Company's assets among the different Portfolio Funds.

         Portfolio Turnover. Portfolio Funds are not generally restricted in effecting transactions by any limitation with regard to their respective portfolio turnover rates. In light of the Portfolio Funds' investment objectives and policies, it is likely that the portfolio turnover rates of a number of the Portfolio Funds may exceed 100% per annum, which will result in significant transaction costs for such Portfolio Funds and, therefore, the Company.

         Ability to Invest Directly. An investor in the Company meeting the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly in the Portfolio Funds. By investing in the Portfolio Funds indirectly through the Company, an investor bears a portion of the Adviser's Management Fee and other expenses of the Company, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by the Company as an investor in the Portfolio Funds.

         Investments in Non-Voting Stock. Portfolio Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency will make it difficult for the Adviser to monitor whether holdings of the Portfolio Funds cause the Company to be above specified levels of ownership in certain asset classes. To avoid potential adverse regulatory consequences in such a case, the Company may need to hold its interest in a Portfolio Fund in non-voting form (which may entail the Company subscribing for a class of securities that is not entitled to vote or contractually waiving the ability to vote with respect to a portion of its interests in the Portfolio
Fund). Consequently, the Company may hold substantial amounts of non-voting securities in a particular Portfolio Fund. To the extent the Company holds a Portfolio Fund's non-voting securities (or voting securities as to which voting rights have been waived), it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund.

         Control Positions. Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Portfolio Funds, the investing Portfolio Funds likely would suffer losses on their investments.

                                   OTHER RISKS

         Investing in the Company will involve risks other than those associated with investments made directly by Portfolio Funds, including those described below:

         No Operating History. The Company is a recently formed entity and has no operating history upon which investors can evaluate its performance. As discussed below, the personnel of the Adviser responsible for managing the Company and the Company's investment portfolio have substantial experience in managing private funds of funds and have provided and continue to provide advisory and management services to clients and private investment funds of funds that have substantially similar investment programs to that of the Company. See "The Adviser" and "Conflicts of Interest."

         Dependence on Key Personnel. The Adviser is dependent on the services of its professional staff, and there can be no assurance that it will be able to retain the current portfolio management team described under the heading "The Adviser." The departure or incapacity of one or more of those individuals could have a material adverse effect on the Adviser's management of the investment operations of the Company.

         Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Company is specialized, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Adviser will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Fund Adviser, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Portfolio Funds sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Company may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Company.

         Increased Competition in Alternative Asset Investments. In recent years, there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement alternative asset investment strategies, including the strategies to be implemented by the Company. While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, or may result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. Prospective investors should understand that the Company may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial resources and research staffs, than may be available to the Company.

         Reliance on Historical Data. Allocations to individual strategies by the Adviser may be selected, among other reasons, because they historically exhibit certain statistical volatility, return and correlation characteristics and, together, are relatively unrelated to the strategies within the Company. This strategy allocation is heavily dependent on the Adviser's analysis of historical data, and, in particular, statistical volatility, return and correlation characteristics. No assurance can be given that the historical parameters will accurately predict future characteristics. To the extent that future events may vary significantly from these historical parameters upon which the strategy allocation is based, the allocation to Portfolio Funds may not provide the expected levels of risk, return and volatility and may result in the Company experiencing significant losses or in the Company failing to achieve its targeted returns during otherwise favorable market cycles.

         Inadequate Return. No assurance can be given that the returns on the Company's investments will be commensurate with the risk of investment in the Company. Investors should not commit money to the Company unless they have the resources to sustain the loss of their entire investment in the Company.

         Inside Information. From time to time, a Portfolio Fund Manager may come into possession of material, non-public information concerning a company in which a Portfolio Fund has invested, or proposes to invest. Possession of that information may limit the ability of such Portfolio Fund to buy or sell securities of the company.

         Recourse to the Company's Assets. The assets of the Company, including its investments and any interest in the Portfolio Funds held by the Company, are available to satisfy all liabilities and other obligations of the Company. If the Company becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Company's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability. Generally, the Company's liability with respect to Portfolio Funds will be limited to the amount of its investment therein. However, the Company's potential liability with respect to Managed Accounts could exceed the Company's investment herein.

         Possible Exclusion of a Member Based on Certain Detrimental Effects. The Company may, as determined by the Administrator on the basis of the powers delegated to it by the Board of Directors, repurchase the Units held by a Member or other person acquiring Units from or through a Member, if:

         o the Units have been transferred in violation of the Company's LLC Agreement or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Member;

         o ownership of the Units by the Member or other person likely will cause the Company or the Company to be in violation of, or subject the Company or the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

         o continued ownership of the Units by the Member or other person may be harmful or injurious to the business or reputation of the Company, the Board of Directors, the Adviser or any of their affiliates, or may subject the Company or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

         o any of the representations and warranties made by the Member or other person in connection with the acquisition of the Units was not true when made or has ceased to be true;

         o the Member is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (collectively, "Special Laws or Regulations"), and the Administrator determines that the Member is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold Units; or

         o the Directors or the Administrator determine that the repurchase of the Units would be in the best interests of the Company.

The effect of these provisions may be to deprive an investor in the Company of an opportunity for a return even though other investors in the Company might enjoy such a return.

         Limitations on Transfer; No Market for Units. No Member will be permitted to transfer his, her or its Units without the consent of the Company, which may be granted or withheld in the sole discretion of the Board of Directors. The transferability of Units will also be subject to certain restrictions contained in the LLC Agreement and imposed under applicable securities laws. No market currently exists for Units, and it is not contemplated that one will develop.

         Liquidity (Repurchase) Risks. It is not expected that Units will be traded on any securities exchange or other market, and Units will be subject to substantial restrictions on transfer. Although the Company may offer to repurchase Units of the Company from time to time, a Member investing as of a given date should not expect to be able to liquidate Units for up to twelve months, and possibly longer. The Adviser expects to recommend to the Board of Directors that the Company offer to repurchase Units in the Company from Members quarterly, effective on the last business day of March, June, September and December (generally up to a maximum of 15% of the Company's net assets). No assurances can be given that these repurchases will occur. In addition, because each offer to repurchase Units generally will be limited as to the number of Units eligible to participate, not all Units tendered for repurchase in a particular offer may be accepted. This may occur, for example, when one or more large investors seeks to tender a significant number of Units or when a large number of investors tender simultaneously. In such an event, Units typically will be accepted for repurchase on only a pro rata basis. Notwithstanding the foregoing, the Company will not repurchase any Units, or any portion of them, that have been held by the tendering Member for less than one year. Consequently, Units should only be acquired by investors able to commit their funds for an indefinite period of time.

         With respect to any future repurchase offer, Members tendering Units, for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the "Notice Date"). The Notice Date generally will be the 25th calendar day of the second month prior to that containing the date as of which the Units to be repurchased are valued by the Company (the "Valuation Date"). For example, the Notice Date for a repurchase offer having a December 31 Valuation Date would be October 25. Tenders are not revocable following the Notice Date. Accordingly, Members that elect to tender Units for repurchase will not know the price at which such Units will be repurchased until after the election to tender becomes irrevocable. It is possible that during the time period between the day on which a Member elects to tender and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Portfolio Funds, could cause a decline in the value of Units in the Company. See "Redemptions, Repurchases and Transfers of Units."

         Potential Significant Effect of the Performance of a Limited Number of Investments. The Adviser expects that the Company will participate in multiple investments. The Company may, however, make investments in a limited number of the Portfolio Funds and Portfolio Funds may make investments in a limited number of portfolio companies. In either instance, these limited number of investments may have a significant effect on the performance of the Company.

         Tax Considerations; Distributions to Members and Payment of Tax Liability and Delayed Tax Reporting. The Company currently does not intend to make periodic distributions of its net income or gains, if any, to Members. A Member will be required each year nonetheless to pay applicable U.S. federal and state income taxes on his, her or its share of the Company's taxable income, and will have to pay applicable taxes from other sources. The amount and timing of any distributions will be determined in the sole discretion of the Board of Directors. In addition, for the Company to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive timely information from the Portfolio Funds to which it has allocated capital. A Portfolio Fund's delay in providing this information will delay the Company's preparation of tax information for investors, which will likely require Members to obtain extensions of the time for filing their tax returns, or could delay the preparation of the Company's annual report. See "Tax Aspects" for a summary of certain significant U.S. federal income and other tax consequences that are relevant to an investment in the Company.

                           LIMITS OF RISK DISCLOSURES

         The above discussions of the various risks associated with the Company and the Units are not, and are not intended to be, a complete explanation of the risks involved in an investment in the Company. Those discussions do, however, summarize the principal risks that should be considered before investing. Prospective investors should read this entire Prospectus and the LLC Agreement and consult with their own advisors before deciding whether to invest in the Company. In addition, as the investment program of the Company changes or develops over time, an investment in the Company may be subject to risk factors not described in this Prospectus.

                      INVESTMENT POLICIES AND RESTRICTIONS

         The investment objective of the Company is fundamental and may not be changed without a vote of a majority of the Company's outstanding voting securities. The Company has also adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company's outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at an annual or a special meeting of security holders, of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or of more than 50% of the outstanding voting securities, whichever is less.

         In applying the investment restrictions and other policies described in this Prospectus, the Company will not "look through" to the investments and trading activity of the Portfolio Funds (except in the case of managed accounts and in certain other limited circumstances). In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company's total assets, unless otherwise stated in this Prospectus, will not constitute a deviation from the restriction or policy. Under the fundamental investment restrictions the Company may not:

         (1) The Company will not invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry (for purposes of this restriction, neither the Company's investments in Portfolio Funds generally nor its investments in Portfolio Funds following the same general strategy (e.g., global macro, statistical arbitrage, distressed securities, etc.) are deemed to be an investment in a single industry).

         (2) The Company will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Company may borrow money from banks, brokers and other lenders to finance portfolio transactions and engage in other transactions involving the issuance by the Company of "senior securities" representing indebtedness, (b) the Company may borrow money from banks for cash management purposes, temporary or emergency purposes or in connection with repurchases of, or tenders for, Units and (c) the Company may enter into derivative transactions, such as total return swaps, options and futures, in accordance with the 1940 Act and the interpretations of that Act.

         (3) The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

         (4) The Company will not make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company's investment policies.

         (5) The Company will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

         (6) The Company will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies or Portfolio Funds that invest or deal in real estate.

         The Adviser will not cause the Company to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act, an exemption from the 1940 Act, or as otherwise permitted by applicable law. The Company and the Portfolio Funds in which the Company invests may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act and other applicable laws.

                            MANAGEMENT OF THE COMPANY

Board of Directors

         The Company's Board of Directors has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations. As used herein, the term "Director" is synonymous with the term "manager" within the meaning of the Delaware Limited Liability Company Act. The Board of Directors will monitor and oversee the business affairs of the Company, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company's business. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company's business.

         Although the Directors review policies regarding the management of the Company and review information regarding the investment program of the Company in connection with periodic meetings of the Board, they do not have an active role in supervising the Company's ongoing operations. This means, for example, that the Directors do not select or approve the Company's investments.

         The Directors, in their capacity as such, are not Members of the Company and, accordingly, each Director in his or her capacity as such has no liability as a Member. Directors will not contribute to the capital of the Company in their capacity as Directors, but may subscribe for Units, subject to the eligibility requirements described in this Prospectus.

Directors and Officers

         Any vacancy on the Board of Directors may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by the Members. The Company's officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. [One] of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its affiliates. The other Directors are not affiliated with the Adviser or its affiliates and are not "interested persons" as defined under Section 2(a)(19) of the 1940 Act (previously defined as the "Independent Directors"). The Directors and officers of the Company also may be directors and officers of other investment companies managed or advised by the Company. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

                                                   INDEPENDENT DIRECTORS

                                                                                        NUMBER OF
                                                                  PRINCIPAL            PORTFOLIOS IN            OTHER
                          POSITION(S)        TERM OF OFFICE*    OCCUPATION(S)         FUND COMPLEX           DIRECTORSHIP
                         HELD WITH THE       AND LENGTH OF      DURING PAST 5          OVERSEEN BY             HELD BY
NAME AND AGE             COMPANY             TIME SERVED           YEARS                DIRECTOR              DIRECTOR
---------------------   ----------------     ---------------   ---------------        ---------------       --------------

Steven Krull             Director            [August 2006 to  Professor of Finance   One                   Director, Citigroup
                                             present]         at Hofstra                                   Alternative
(born 1957)                                                   University; Business                         Investments, Multi-
                                                              Consultant.                                  Adviser Hedge Fund
                                                                                                           Portfolios LLC

Donald B. Romans        Director             [August 2006 to  President, Romans &    One                   Director, The
                                                              Company (private                             Phoenix Funds

                                                                                        NUMBER OF
                                                                  PRINCIPAL            PORTFOLIOS IN            OTHER
                          POSITION(S)        TERM OF OFFICE*    OCCUPATION(S)         FUND COMPLEX           DIRECTORSHIP
                         HELD WITH THE       AND LENGTH OF      DURING PAST 5          OVERSEEN BY             HELD BY
NAME AND AGE             COMPANY             TIME SERVED           YEARS                DIRECTOR              DIRECTOR
---------------------   ----------------     ---------------   ---------------        ---------------       --------------

(born 1931)                                  present]         investment, financial                        (mutual funds).
                                                              consulting).



----------------

*        Term of office of each Director is indefinite.


                                                         INTERESTED DIRECTORS

                                                                                        NUMBER OF
                                                                  PRINCIPAL            PORTFOLIOS IN            OTHER
                          POSITION(S)        TERM OF OFFICE*    OCCUPATION(S)         FUND COMPLEX           DIRECTORSHIP
                         HELD WITH THE       AND LENGTH OF      DURING PAST 5          OVERSEEN BY             HELD BY
NAME AND AGE             COMPANY             TIME SERVED           YEARS                DIRECTOR              DIRECTOR
---------------------   ----------------     --------------   ---------------        ---------------       --------------

Matthew Jenal            Director and        [August 2006 to  Chief Financial        One                   None
(born 1956)              Treasurer           present]         Officer, Cadogan
                                                              Management, L.L.C.



----------------

*        Term of office of each Director is indefinite.



                                                    OFFICERS

                          POSITION(S)HELD WITH             TERM OF OFFICE* AND      PRINCIPAL OCCUPATION(S)
   NAME AND AGE                 THE COMPANY                LENGTH OF TIME SERVED      DURING PAST 5 YEARS
---------------------   ------------------------           ---------------------    ------------------------

Matthew Jenal            Director and Treasurer            August 2006 to Present   See above.
(born 1956)

Michael Waldron          President                         August 2006 to Present   Director of Research, Cadogan
born 19__)                                                                          Management, L.L.C.

William I. Lee           Chief Compliance Officer          August 2006 to Present   From 2002 to present, Controller,
(born 1975)                                                                         Cadogan Management, L.L.C.;
                                                                                    prior to that, Assistant Controller
                                                                                    BBVA Securities.

----------------

*        Term of office of each Officer is indefinite.

         As of the date of this Prospectus, other than as described above, none of the Independent Directors who is a director or trustee of another investment company whose adviser is Cadogan Management, L.L.C. has held any other position with (i) the Company, (ii) an investment company having the same adviser or principal underwriter as the Company or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) the Adviser or other affiliate of the Company or (iv) any person controlling, controlled by or under common control with the Adviser.

         As of the date of this Prospectus, none of the Directors owns Units of the Company, nor do they own equity securities issued by other investment companies in the Fund Complex. As of the date of this Prospectus, the Directors and officers, as a group, owned an aggregate of less than 1% of the outstanding Units of the Company. Prior to the Offering of the Company's Units, the Adviser will be the sole Member of the Company (i.e., holding 100% of its Units) and may be considered a controlling person of the Company.

Compensation

         The following table sets forth the approximate aggregate regarding the compensation expected to be received by the Independent Directors of the Company from all registered investment companies for which the Adviser or their affiliates serve as an investment adviser or general partner for the calendar year ending December 31, 2006. No compensation is paid by the Company to Directors who are "interested persons" of the Company or the Adviser.

        Compensation Table for Calendar Year Ending December 31, 2006(1)

                                                                                                          TOTAL
                                                     PENSION OR                                      COMPENSATION
                              AGGREGATE           RETIREMENT BENEFITS        ESTIMATED ANNUAL      FROM COMPANY AND
                         COMPENSATION FROM         ACCRUED AS PART OF          BENEFITS UPON         FUND COMPLEX
  NAME OF DIRECTOR          THE COMPANY           COMPANY EXPENSES(2)          RETIREMENT(2)       PAID TO DIRECTOR
----------------------  ----------------------    -------------------       ------------------     -----------------
   INDEPENDENT
    DIRECTORS
    Steven Krull
  Donald B. Romans

   INTERESTED
   DIRECTORS
 Matthew Jenal

------------------

(1) The Company has not completed its first fiscal year. The compensation provided in this chart refers to compensation received from August 2006 through December 31, 2006.

(2) The Company does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits from the Company.


         The Independent Directors are each paid an annual retainer of $15,000 and a fee per meeting of the Board of Directors of $1,250 for each regular meeting and $500 for each telephonic meeting, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings.

Committees

         The Board of Directors has formed an Audit Committee currently composed of each of the two Independent Directors, the functions of which are: (1) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Company's service providers; (2) to oversee the quality and objectivity of the Company's financial statements and the independent audit of those statements; (3) to assist the Board of Directors in selecting the Company's independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board of Directors; and (4) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Company, the Adviser and, in certain cases, other affiliates of the Company.

         The Board of Directors has formed a Nominating and Compensation Committee currently composed of each of the two Independent Directors, the functions of which are: (1) to select and nominate to the Board of Directors each Independent Director and (2) to recommend to the Board of Directors any appropriate changes in compensation for each Independent Director. After the initial election of Directors, no Independent Director will be elected by the Board of Directors unless nominated by the Nominating and Compensation Committee. The Nominating and Compensation Committee does not consider proposals from Members in connection with proxy solicitations.

         The Board of Directors has formed a Valuation Committee, currently composed of three Directors, whose function, subject to the oversight of the Board of Directors, is to review the Company's valuation methodologies, valuation determinations and any relevant information provided to the Valuation Committee by the Adviser. The Valuation Committee will act in accordance with the Company's valuation procedures.

Voting of Proxies

         In connection with the Adviser's appointment as investment adviser to the Company, the Board of Directors has delegated to the Adviser the authority to vote proxies received by the Company from the Portfolio Funds [and other portfolio investments (for this purpose, the "portfolio positions")]. The Adviser has adopted policies and procedures (the "Proxy Voting Procedures") regarding the voting of such proxies, which Proxy Voting Procedures have been reviewed and approved by the Board of Directors as appropriate to the Adviser's management of the Company's assets. The Proxy Voting Procedures provide that the Adviser will vote client proxies in a manner that serves the best interest of the client, as determined by the Adviser in its discretion, taking into account relevant factors, including: (i) the impact on returns to be earned by the client; (ii) alignment of the interests of management of the portfolio position with that of the client, including establishing appropriate incentives for management; (iii) the ongoing relationship between the client and the portfolio positions in which it is invested, including the continued or increased availability of information regarding such position; and (iv) industry and business practices [to conform with procedures when adopted]. The Proxy Voting Procedures also establish guidelines under which the Adviser generally will vote with management of a portfolio position on various routine matters (such as the election of directors, the appointment of independent public accountants, and establishing the date and place of an annual meeting, among others) but will evaluate non-routine matters (such as compensation plans, changes in investment policies, and changes in voting rights, among others) on a case by case basis. Finally, the Proxy Voting Procedures provide procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies, which may involve review of a proposed vote by the Adviser's compliance personnel and, in certain circumstances, will require consultation with the client or its representative (the Board of Directors, in the case of the Company). The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

         Information regarding the Adviser's proxy-voting record on behalf of the Company will be made available for each twelve-month period ended June 30. Please call the Company collect at (212) 585-1600 to request this information, which will also be available on the SEC's website at http://www.sec.gov.

                                   THE ADVISER

         Cadogan Management, L.L.C. serves as investment adviser to the Company. The Adviser has the responsibility to implement the investment program of the Company, subject to the ultimate supervision of, and any policies established by, the Board of Directors. Under the terms of an Investment Advisory Agreement initially effective as of October 1, 2006, the Adviser allocates the Company's assets and monitors regularly each Portfolio Fund to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance and other criteria are satisfactory. The Adviser may reallocate the Company's assets among Portfolio Funds, terminate its relationship with Portfolio Funds and select additional Portfolio Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Directors and to the condition that the retention of any Portfolio Manager will require approval of a majority of the Independent Directors and, unless the Company receives an exemption from certain provisions of the 1940 Act, of a majority, as defined in the 1940 Act, of the Company's outstanding voting securities.

         The Adviser is organized as a limited liability company under the laws of the State of Delaware and is a registered investment adviser under the Advisers Act. Personnel of the Adviser serve as portfolio managers to certain clients and private investment funds, which utilize an investment program that is substantially similar to that of the Company. The Adviser currently serves, and may in the future serve, as an investment adviser to other registered and unregistered private investment companies. The offices of the Adviser are located at 149 Fifth Avenue, 15th Floor, New York, New York 10010, and its telephone number is (212) 585-1600.

         The personnel of the Adviser principally responsible for management of the Company are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser believes that, as a result of these contacts, the Company should have access to a large number of Portfolio Funds from which to select.

         The following officers of the Adviser have primary responsibility for the day-to-day management of the Company:

Stuart Leaf - Chief Executive Officer

         Raised and educated in Belgium and Great Britain, Mr. Leaf received BA's in Economics and French from Stanford University in 1983, both with honors and distinction, and an MA in French Literature in 1983. Mr. Leaf was elected to Phi Beta Kappa in 1982. After completing two years as an investment banker with Merrill Lynch Capital Markets, he returned to the Graduate School of Business at Stanford University, receiving an MBA in 1987. Upon graduating, he worked at Goldman Sachs in both real estate and private finance from 1987 to 1989. From 1989 to 1990 he was a Senior Associate at Peers & Co., a New York-based merchant bank. Subsequently, from 1989 to 1990, Mr. Leaf became Principal at Clearbrook & Co., a New York buyout firm, and then, from 1991 to 1994, held the position of Senior Vice President at Mabon Securities, becoming Managing Director of its Asset Management Division. In January 1995, he helped form Cadogan Management, L.L.C.

         As a member of the Investment Committee of the Adviser, Mr. Leaf has joint responsibility for investment decisions of the Company.

Paul J. Isaac - Chief Investment Officer

         Mr. Isaac has been actively investing on behalf of himself and others for thirty years. He also brings Cadogan a broad range of sell-side experience through managerial experience in the securities industry from 1978 to 1998, spent at Mabon, Nugent & Co. and its successor firms. During that time Mr. Isaac developed and ran the firm's training program as well as managed the firm's municipal, government, mortgage-backed and high yield bond departments. He served as Chief Economist and chaired the firm's commitments and credit committees. During his time at Mabon, Mr. Isaac also spent a term as Chairman of the Securities Industry Association Capital Rights Committee. Actively involved as an investor for many years, Mr. Isaac has managed equity and debt portfolios directly; researched and employed outside managers; analyzed and invested in alternative strategies; and provided investment strategy consulting to investors. He has also spent time working at a hedge fund, from 1998 to 1999. Mr. Isaac has also served on several non-profit boards, chaired a charitable endowment, and held positions as a corporate director. Mr. Isaac graduated from Williams College with a B.A. in Political Economy with Highest Honors in 1972 and was a Thomas J. Watson Foundation Fellow. Mr. Isaac joined the firm in 2000.

         As a member of the Investment Committee of the Adviser, Mr. Isaac has joint responsibility for investment decisions of the Company.

A. Michael Waldron - Director of Research

         Mr. Waldron joined Cadogan Management, L.L.C. in 1997 to coordinate the collection and evaluation of data on alternative strategy managers and participate in portfolio management. From 1988 to 1997, Mr. Waldron was a portfolio manager at the asset management firm L.J. Altfest & Co. in New York, where he was responsible for the management of $100 million in balanced client accounts. Over this period, Mr. Waldron had extensive exposure to the evaluation of mutual funds and traditional equity fund managers and also spent considerable time evaluating taxable and tax-free fixed income strategies. He was also responsible for creating client portfolios and ongoing asset allocation. After graduation from university, Mr. Waldron joined an academic research team at Pace University in New York, where he focused on the statistical evaluation of performance for a broad universe of mutual funds. Mr. Waldron grew up in California and attended the University of California at Santa Cruz, where he graduated Phi Beta Kappa in 1987, with BAs in Chemistry and History of Art, each with honors. Mr. Waldron is a Certified Financial Analyst (CFA).

         As a member of the Investment Committee of the Adviser, Mr. Waldron has joint responsibility for investment decisions of the Company.

Matthew Jenal - Chief Financial Officer

         Mr. Jenal joined Cadogan Management, L.L.C. in 2001, and is responsible for all financial, administrative, regulatory and compliance matters at the firm, bringing with him over 20 years of diverse financial and operational experience. Prior to joining Cadogan, he spent nearly 15 years in the alternative investments realm. From 1990 to 2001 Mr. Jenal was the Chief Financial Officer of T.C. Management in

New York, which managed hedge funds in long/short value and short-only styles. Before that, from 1987 to 1990, he was Controller and Financial/Operations Principal at Sussex Asset Management, an offshore fund operator and securities broker/dealer. Mr. Jenal also spent ten years in various financial management positions at Young & Rubicam Advertising in New York. Mr. Jenal received a BS with honors, in Accounting, with a minor in Computer Science from Oswego College in 1978 and an MBA in Finance, with highest distinction, from Pace University in 1985.

         Although the identified members of the Adviser's Investment Committee are assisted by investment analysts and trading personnel, no other persons have responsibility for Company investment decisions.

         The following table provides information as of August 1, 2006 relating to the activities and compensation of the portfolio managers of the Company to help you evaluate any conflicts of interest that may arise in managing the Company's assets.

                                            NUMBER OF           NUMBER OF
                                            REGISTERED         OTHER POOLED           NUMBER OF
                                            INVESTMENT          INVESTMENT              OTHER
                                            COMPANIES            VEHICLES              ACCOUNTS
                       BENEFICIAL            MANAGED              MANAGED             MANAGED AND
                      OWNERSHIP OF          AND TOTAL            AND TOTAL            TOTAL ASSETS
   INVESTMENT      EQUITY SECURITIES     ASSETS FOR SUCH      ASSETS FOR SUCH           FOR SUCH
   COMMITTEE         IN THE COMPANY         ACCOUNTS*            ACCOUNTS               ACCOUNTS
---------------  --------------------   -------------------   ------------------      --------------

  Stuart Leaf    $500,001-$1,000,000    1 account with assets  16 accounts with             None
                                        of $297.20 million     assets of $1.78
                                                                   billion

  Paul Isaac     $500,001-$1,000,000    1 account with assets  16 accounts with             None
                                        of $297.20 million     assets of $1.78
                                           million                 billion

  A. Michael     $500,001-$1,000,000    1 account with         16 accounts with             None
   Waldron                              of $297.20 million     assets of $1.78
                                           million                 billion

------------------

* The data provided herein does not include the Company.

         With respect to the accounts identified in the table above, members of the Investment Committee manages the Company and fifteen pooled investment vehicles for which advisory fees are based in part on performance of the accounts. Performance fees for a particular account of the Adviser do not accrue, however, to any particular member of the Investment Committee. Pursuant to the Adviser's limited liability company agreement, members of the Investment Committee are only compensated with respect to their interest in the Adviser.

         Additional information relating to existing or potential conflicts of interest of the Adviser and its portfolio managers is included in "Conflicts of Interest" below.

                          INVESTMENT ADVISORY AGREEMENT

         The Investment Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board of Directors, for formulating a continuing investment program for the Company. The Adviser makes all decisions as to the Company's purchases and withdrawals of interests in Portfolio Funds. The Investment Advisory Agreement is terminable as to the Company without penalty upon 60 days' prior written notice by the Board of Directors, by vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Company, or by the Adviser also upon [60] days' prior written notice. Once effective, the Investment Advisory Agreement will continue in effect from year to year after its initial two-year term if the continuance is approved annually by the Board of Directors (including a majority of the Independent Directors) by vote cast in person at a meeting called for the purpose of voting on such continuance. The Investment Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules under that Act. (Absent exemptive or no-action relief from the SEC or its staff, these approval, terms and termination provisions will apply with respect to any agreement entered into with a Portfolio Fund Manager for a managed account.)

         The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company, the Adviser or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Company, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The Investment Advisory Agreement was approved by the initial Member of the Company on August 16, 2006 and by the Board of Directors most recently on August 16, 2006. In approving the Investment Advisory Agreement in August 2006, the Board of Directors considered the terms of the Agreement, including the structure of the Management Fee, and the resources and experience of the Adviser, its affiliates and the individuals dedicated to the Company's investment program. In doing so, they evaluated these factors in light of the nature, extent and quality of the services provided by the Adviser, the total compensation received, directly or indirectly (through soft dollar arrangements or other service benefits, to the extent applicable), by the Adviser from the Company and the total cost to the Company of using the Adviser's services, taking into account both expenses borne by the Adviser and those that may be passed to the Company by the Adviser. The Directors compared competitive prices for comparable services, reviewing fee information for a variety of investment funds similar in structure to the Company. Among other things, the Directors determined the Adviser's fees were competitive to those charged by investment advisers to similar funds (when, if applicable, the fees charged to those other funds were adjusted to reflect the effects of the incentive compensation to which certain of those funds were subject) and the Company's expected expense ratio was reasonable given the Company's expected net assets. As to economies of scale, it was noted that it was too early to warrant evaluation of whether benefits relating to the Company's size were being shared properly between the Adviser and the Members. The Directors also determined the Adviser's resources and experience were satisfactory overall, and that sufficient resources and personnel would be assigned to the Adviser's management of the Company. Accordingly, they concluded approving the Investment Advisory Agreement served the interests of the Company and the Members.

                                     VOTING

         Each Member has the right to cast a number of votes based on the value of the Member's Company investment percentage, as the case may be, at a meeting of Members called by the Board of Directors or by Members of the Company or the Company, as the case may be, holding at least a majority of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Directors, approval of the Investment Advisory Agreement, and on certain other matters. Each Unit of the Company is entitled to one vote for each dollar of net asset value represented by the Unit and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Members will not be entitled to cumulative voting in the election of Directors or any other matter. Notwithstanding their ability to exercise their voting privileges, Members, in their capacity as such, are not entitled to participate in the management or control of the Company's business and may not act for or bind the Company.

                                 CODE OF ETHICS

         The Adviser and its affiliates (and the directors/trustees, officers and employees) may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by these parties that are the same, different from or made at different times from positions taken for the Company. To lessen the possibility that the Company will be adversely affected by this personal trading, the Company, the Adviser has adopted a code of ethics (the "Code of Ethics") in compliance with Section 17(j) of the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company's portfolio transactions. The Code of Ethics for the Company and the Adviser can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Code of Ethics also is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Company except that the Company may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Company as a result of common officers, directors/trustees, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Company to purchase and another client to sell, or the Company to sell and another client to purchase, the same security or instrument on the same day.

         Personnel of the Adviser (including the portfolio managers for the Company identified above) serve as portfolio managers to certain clients and registered and unregistered investment companies that may utilize an investment program that is substantively similar to that of the Company. In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Adviser's investment management activities may present conflicts between the interests of the Company and those of the Adviser and, potentially, among the interests of various accounts managed by the Adviser principally with respect to allocation of investment opportunities among similar strategies. Certain conflicts specific to the portfolio managers of the Company are described above under the heading "Management of the Company."

         Future investment activities of the Adviser and its affiliates and its principals, partners, director/trustees, officers or employees may give rise to conflicts of interest other than those described above.

                                    BROKERAGE

         Each Portfolio Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

         The Adviser expects that each Portfolio Fund Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Adviser can give no assurance that an Adviser will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Fund Manager will seek to obtain the best price and execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Fund Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Fund Manager rather than its Portfolio Fund. The Adviser may consider the adequacy of the broker selection process employed by a Portfolio Fund Manager, as well as the above principles, as a factor in determining whether to invest in its Portfolio Fund. Each Portfolio Fund Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

         Consistent with seeking best price and execution, a Portfolio Fund Manager may place brokerage orders with brokers [(including affiliates of the Adviser)] that may provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information ("soft dollar items"), including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Fund Manager in connection with a Portfolio Fund in which the Company invests. Conversely, the information provided to the Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager and its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to a Portfolio Fund. In accordance with provisions of the 1940 Act, an affiliate of the Adviser may effect brokerage transactions for a Portfolio Fund.

         Section 28(e) of the Securities Exchange Act of 1934, as amended, specifically permits the use of research-related soft dollar items in the manner described above. Soft dollar items that are not research-related are, however, outside the Section 28(e) "safe harbor." Soft dollars not generated through agency transactions in securities (for example, those generated with respect to certain types of derivatives transaction) are also outside the Section 28(e) safe harbor. The Portfolio Fund Managers may receive soft dollar items outside the safe harbor.

         The Board of Directors has adopted procedures designed to ensure that commission rates paid to affiliates of the Adviser by the Company will be fair and reasonable within the meaning of the 1940 Act. These procedures do not, however, govern payments by a Portfolio Fund.

                                  ADMINISTRATOR

         The Company has retained the Administrator, Citigroup Fund Services, whose principal business address is Two Portland Square, 4th Floor, Portland, ME 04101, to provide certain administrative and investor services to the Company. Under the terms of an administration agreement entered into between the Company and the Administrator (the "Administration Agreement"), the Administrator is responsible, directly or through its agents, for, among other things: [(1) maintaining a list of Members and generally performing all actions related to the issuance, repurchase and transfer of Units, if any; (2) accepting payment for the Units; (3) computing and disseminating the net asset value of the Company in accordance with the LLC Agreement; (4) preparing for review the annual financial statements of the Company, as well as quarterly reports regarding the Company's performance and net asset value; and (5) performing additional services, as agreed upon, necessary in connection with the administration of the Company.]

         The Administrator is paid on a monthly basis an Administrative Fee, based on estimated asset levels during the first year of the Company's operation, of approximately 0.18% of the net assets of the Company. (The Administrative Fee varies according to the Company's net assets.) The Administrator is also reimbursed by the Company for out-of-pocket expenses, including those of any third party retained to assist the Administrator, relating to services provided to the Company. The Administrative Fee may be renegotiated from time to time between the parties. The Administration Agreement may be terminated at any time by either party upon not less than 60 days' written notice.

                           CUSTODIAN AND ESCROW AGENT

         Citibank, N.A., a limited purpose trust company incorporated under the laws of the State of Delaware, serves as the Custodian of the assets of the Company, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Directors. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is 388 Greenwich Street, New York, NY 10013.

         CitiInstitutional Trust Company serves as Escrow Agent with respect to subscription monies received from prospective investors in advance of dates when Units may be subscribed for and monies may be transmitted to the Company. The Escrow Agent's principal business address is 824 North Market Street, Suite 210, Wilmington, DE 19801.

                                COMPANY EXPENSES

         The Company will bear its own operating and other expenses, including, but not limited to, organizational and initial offering expenses; ongoing offering expenses; directors' fees (including directors and officers/errors and omissions insurance); fidelity bond expenses; administrative expenses (including fees and expenses of the Administrator or any successor administrator); legal, tax, custodial, audit, professional, escrow, internal and external fund accounting, transfer agency and valuation expenses; corporate licensing and printing expenses; record keeping expenses; expenses incurred in communicating with Members, including the costs of preparing, printing and mailing reports to Members (but not to prospective investors which costs will be borne by the Adviser), and extraordinary expenses. Company expenses will also include investment-related expenses, including, but not limited to, brokerage commissions, dealer mark-ups, and other transactions costs on its cash management; interest expense on any borrowings it may make; and any subscription or redemption charges imposed by the Portfolio

Funds. The Adviser will bear expenses incurred in the operation of its business (such as rent for office space, telephone lines, news and quotation equipment, employees' salaries and computer facilities).

         As noted above, in consideration of the administrative services provided by the Administrator to the Company, the Company pays the Administrator the Administrative Fee and also reimburses the Administrator's out-of-pocket expenses related to services provided to the Company. These fees and the reimbursement of out-of-pocket expenses are an expense out of the Company's assets and are reflected in each Member's capital account (including the capital accounts of the Adviser and any of its affiliates that may participate as a Member) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account.

         Portfolio Funds bear various expenses in connection with their operations similar to those incurred by the Company. Portfolio Fund Managers generally will assess asset-based fees to and receive performance-based compensation from the Portfolio Funds (or their investors), which effectively will reduce the investment returns of the Portfolio Funds. These expenses, fees and allocations will be in addition to those incurred by the Company itself. As an investor in the Portfolio Funds, the Company will bear its proportionate share of the expenses and fees of the Portfolio Funds and will also be subject to performance allocations to the Portfolio Fund Managers.

                                 MANAGEMENT FEE

         In consideration of the advisory and other services provided by the Adviser, the Company pays the Adviser a monthly fee at the annual rate of 1.0% of the Company's average month-end net assets (the "Base Fee") and the Adviser (or an affiliated company of the Adviser that it designates) an annual performance "allocation" equal to 5% of the amount, determined as of the close of each Allocation Period with respect to such Member, by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds the amount of any positive balance in such Member's Loss Recovery Account (the "Performance Allocation," together with the Base Fee referred to as the "Management Fee").

         "Allocation Period" means, with respect to each Member, the period commencing as of the date of admission of such Member to the Company, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following: (i) the last day of a Fiscal Year; (ii) the day as of which the Company repurchases the Units (or any portion thereof) of such Member; (iii) the day as of which the Company admits as a substituted Member a person to whom the Units (or any portion thereof) of such Member have been transferred (unless there is no change of beneficial ownership); and (iv) the day as of which the Adviser (or an affiliated company of the Adviser that it designates) is no longer entitled to receive the Performance Allocation.

         "Allocation Change" means, with respect to each Member for each Allocation Period, the difference between:

         (1) the sum of (a) the balance of such Member's capital account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's capital account as of such date other than any Performance Allocation to be debited against such Member's capital account), plus (b) any debits to such Member's capital account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Units plus
         (c) any debits to such Member's capital account during the Allocation Period to reflect any items allocable to such Member's capital account; and

         (2) the sum of (a) the balance of such Member's capital account as of the commencement of the Allocation Period, plus (b) any credits to such Member's capital account during the Allocation Period to reflect any contributions made by such Member to the capital of the Company.

If the amount specified in clause (1) exceeds the amount specified in clause
(2), such difference will be a "Positive Allocation Change," and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference will be a "Negative Allocation Change." "Loss Recovery Account" means a memorandum account to be recorded in the books and records of the Company with respect to each Member, which will have an initial balance of zero and which will be adjusted as follows:

           (1) As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account will be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and will be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

           (2) The balance of the Loss Recovery Account will be reduced (but not below zero) as of the first day following each date as of which the balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Units (or portion thereof) by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member's capital account immediately before giving effect to such repurchase or transfer.

No transferee of any Units will succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the transfer by which such transferee received such Units did not involve a change of beneficial ownership. The Management Fee is paid out of and reduces the Company's net assets. Net assets for these purposes mean the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations. The Base Fee is computed based on the net assets as of the end of business on the last business day of each month, after adjustment for any subscriptions made at the beginning of that month, and will be due and payable in arrears, generally within 20 business days after the end of the month.

         For Units redeemed other than on the last day of a calendar year, the Performance Allocation, if any, is calculated and charged with respect to the redeemed Units as if the redemption date was the last day of a calendar year.

         As of the date of this Prospectus, the Company has not made any payments to the Adviser under the Investment Advisory Agreement.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

The Company maintains a separate capital account for each Member (including the Adviser or any of its affiliates to the extent any of them contributes capital to the Company as a Member). Each such capital account has an opening balance equal to the Member's initial contribution to the capital of the Company (i.e., the value of the Member's initial subscription for Units less any fees) and is increased by the sum of the amount contributed by the Member to the capital of the Company (i.e., through the purchase of additional Units), plus any amounts credited to the Member's capital account as described below. Each

Member's capital account is reduced by the sum of the amount of any repurchase by the Company of the Units held by the Member, plus the amount of any distributions by the Company to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

         Capital accounts of Members are adjusted as of the close of business on the last day of each of the Company's fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Company's business on the first to occur of the following: (1) the last day of a fiscal year of the Company; (2) the last day of a taxable year of the Company; (3) the day preceding any day on which a contribution to the capital of the Company is made; (4) any day on which the Company repurchases any Units of any Member; (5) the day on which a substituted Member is admitted; or (6) any day on which any amount is credited to or debited against the capital accounts of all Members in accordance with their pro rata portion of the Company's capital. A Member's pro rata portion of the Company's capital will be determined as of the start of each fiscal period by dividing the value of the Member's Units of the Company as of the commencement of the period by the total value of the Units of the Company held by all Members as of that date.

Special Advisory Account

            The Company will maintain a capital account for the Adviser (or an affiliated company that it has designated) solely for the purpose of receiving the Performance Allocation described above under "Management Fee" (the "Special Advisory Account"). The Special Advisory Account will have an initial balance of zero. Any balance in the Special Advisory Account will not be considered in determining the investment percentages of Members. The Adviser (or its designated affiliate) may withdraw any Performance Allocation credited to the Special Advisory Account at any time following the date on which the Performance Allocation is made.


Allocation of Net Profits and Net Losses

            Net profits or net losses for each of the Company's fiscal periods are allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' pro rata portions of the Company's capital for the fiscal period. These credits or debits to a Member's capital account are in turn reflected in changes in the value of the Member's Units. Net profits or net losses are measured as the net change in the value of the net assets of the Company, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, before giving effect to any repurchases by the Company of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' pro rata portions of the Company's capital. As of the end of each Allocation Period, any Performance Allocation to be made from net profits otherwise allocable to a Member will be debited from the capital account of the Member and credited to the Special Advisory Account.

Allocations for U.S. federal income tax purposes generally are made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years.


Allocation of Special Items--Certain Withholding Taxes and Other Expenditures

         Withholding taxes or other tax obligations incurred by the Company that are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts distributable at or after that time to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member as holder of the Units is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of the Member, assist the Member in applying for the refund.

         Any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the particular Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

Reserves

         The Board of Directors may cause appropriate reserves to be created, accrued and charged against net assets and proportionately against the capital accounts of the Members holding Units for liabilities as of the date the liabilities become known to the Board of Directors. Reserves will be in such amounts (subject to increase or reduction) that the Board of Directors may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members holding Units at the time when the reserves are created, increased or decreased.

Net Asset Valuation

         The Company will calculate its net asset value as of the close of business on the last business day of each calendar month and such other dates as the Board of Directors, upon advice from the Adviser, may determine in its discretion. In determining its net asset value, the Company generally values its investments as of month-end.

         The net asset value of the Company equals the value of its assets, less all of its liabilities, including accrued fees and expenses. The net asset value per Unit equals the net asset value of the Company divided by the number of its outstanding Units. The Board of Directors has approved procedures pursuant to which the Company's investments in Portfolio Funds are valued at fair value. In accordance with these procedures, fair value as of each month-end ordinarily is the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and reported at the time of the Company's valuation. As a general matter, the fair value of the Company's interest in a Portfolio Fund represents the amount that the Company could reasonably expect to receive from a Portfolio Fund if its interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Company believes to be reliable. In the unlikely event that a Portfolio Fund does not report a month-end value to the Company on a timely basis, the Company would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Company values its portfolio.

         Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board of Directors provide that the Adviser will review the valuations provided by the Portfolio Fund Managers of the Portfolio Funds, neither the Adviser nor the Board of Directors will be able to confirm independently the accuracy of valuations provided by such Portfolio Fund Managers (which are unaudited).

         The Company's valuation procedures require the Adviser to consider all relevant information available at the time the Company values its portfolio. The Adviser and/or the Board of Directors will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager of a Portfolio Fund does not represent the fair value of the Company's interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Directors, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Company may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board of Directors.

         The Adviser assesses the accuracy of each Portfolio Fund's reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the Portfolio Fund Manager's personnel; or reviewing and analyzing the Portfolio Fund's audited financial statements.

         The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Company calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those funds' independent registered public accountants and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to net asset value of a Portfolio Fund adversely affect the Company's net asset value, the outstanding Units of the Company will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value per Unit higher than the adjusted amount. Conversely, any increases in the net asset value per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. Members purchasing Units may be affected in a similar way, because the same principles apply to the purchase of Units.

         The procedures approved by the Board of Directors provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Company is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Company's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board of Directors, determines in good faith best reflects approximate fair value. The Board of Directors will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

         Expenses, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

         Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company's net assets if the Board of Directors' or the Adviser's judgments regarding appropriate valuations should prove incorrect. Also, Portfolio Fund Managers to the Portfolio Funds may provide determinations of the net asset value of Portfolio Funds only on a weekly or monthly basis (or less frequently), in which event it will not be possible to determine the net asset value of the Company more frequently. Because the values assigned to one or more Portfolio Funds may be subject to later adjustment based on information not reasonably available at the time of the Company's fair valuation, the Company's issuance or repurchase of Units at net asset value based on the fair value of its assets may have the effect of diluting or increasing the economic interest of existing Members, as well as those Members who purchased and/or had their Units repurchased.

                              CONFLICTS OF INTEREST

         In the ordinary course of business, the Adviser engages in activities in which the Adviser's interests or the interests of its clients may conflict with the interests of the Company or the Members. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Adviser can give no assurance that any conflicts of interest will be resolved in favor of the Company or the Members. In acquiring Units, a Member will be deemed to have acknowledged the existence of potential conflicts of interest relating to the Adviser and to the Company's operating in the face of those conflicts.

         The Adviser's Activities--The Adviser conducts a variety of asset management activities, including sponsoring and providing investment management services to unregistered investment funds, as well as serving as investment sub-manager to another company registered under the 1940 Act. The Adviser's investment management activities may present conflicts if the Company and these other investment funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

         Voting Rights in Private Funds--From time to time, sponsors of Portfolio Funds may seek the approval or consent of the investors in the funds in connection with certain matters. In such a case, the Adviser will have the right to vote in its discretion the interest in the Portfolio Fund held by the Company, on behalf of the Company. The Adviser will consider only those matters it considers appropriate in taking action with respect to the approval or consent. Business relationships may exist between the Adviser and its affiliates, on the one hand, and the Advisers and affiliates of the Portfolio Funds, on the other hand, other than as a result of the Company's investment in the Portfolio Funds. As a result of these existing business relationships, the Adviser may face a conflict of interest acting on behalf of the Company and its Members.

         The Company may, for regulatory reasons such as to avoid potential affiliation issues, limit the amount of voting securities it holds in any particular Portfolio Fund, and may as a result hold all or a substantial portion of its interests in non-voting form. This may entail the Company subscribing for a class of securities that is not entitled to vote or contractually waiving voting rights.

         Client Relationships--The Adviser has existing and potential relationships with a significant number of sponsors and managers of Portfolio Funds, corporations and institutions. In providing services to its clients and the Company, the Advisor may face conflicts of interest with respect to activities recommended to or performed for the clients, and the Company, the Members and/or the Portfolio Funds. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Company.

         Diverse Membership; Relationships with Members--The Members are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Company. The conflicting interests of individual Members may relate to or arise from, among other things, the nature of investments made by the Company, the structuring of the acquisition of investments of the Company, and the timing of disposition of investments. This structuring of the Company's investments and other factors may result in different returns being realized by different Members. Conflicts of interest may arise in connection with decisions made by the Adviser, including decisions with respect to the nature or structuring of investments that may be more beneficial for one Member than for another, especially with respect to Members' individual tax situations. In selecting Portfolio Funds for the Company, the Adviser will consider the investment and tax objectives of the Company as a whole, not the investment, tax or other objectives of any Member individually.

         Related Funds--The personnel of the Adviser provide advisory services to various other funds (mostly funds of hedge funds). Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments by the Company in Portfolio Funds and investments by other funds advised by the Adviser, or sponsored or managed by the Adviser, in the same Portfolio Funds. Conflicts of interest may also arise in connection with investments in the Company by other funds advised or managed by the Adviser. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Adviser or an affiliate may determine that an investment in a Portfolio Fund is appropriate for a particular client or for itself or its officers, directors, members or employees, but that the investment is not appropriate for the Company. Situations also may arise in which the Adviser or an affiliate, or their clients, has made investments that would have been suitable for investment by the Company but, for various reasons, were not pursued by, or available to, the Company. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, members or employees may disadvantage the Company in certain situations, if, among other reasons, the investment activities limit the Company's ability to invest in a particular Portfolio Fund.

         Other Advisory Clients--The Adviser or its affiliates provide investment management services to other clients, and may do so regardless of whether the investment policies of those clients are similar to, or differ from, those of the Company. In addition, the Adviser or its affiliates may give advice and take action in the performance of their duties to clients that may differ from advice given, or the timing and nature of action taken, with respect to the Company. Neither the Adviser nor its affiliates will have any obligation to purchase or sell, or recommend for purchase or sale, for the account of the Company any investment or other property that the Adviser or its affiliates may purchase or sell, or recommend for purchase or sale, for its own account or the account of any other client. By reason of investment advisory activities, the Adviser or its affiliates may from time to time acquire privileged and/or confidential information about corporations or other entities and their securities and such entities will not be free to divulge such information to the Adviser or the Company or to otherwise act upon it.

         Management of the Company--Personnel of the Adviser and its affiliates will devote such time as the Adviser and its affiliates, in their discretion, deem necessary to carry out the operations of the Company. Officers and employees of the Adviser and its affiliates will also work on other projects

(including other clients served by the Adviser and its affiliates), and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

         Indemnities--Pursuant to the various agreements with the Company, the Adviser and certain of the affiliates of each of these are entitled to indemnities from the Company for certain liabilities, costs and expenses they incur.

         Determination of Fair Value--In determining the fair value of its assets not traded on regulated exchanges, subject to procedures adopted by the Board of Directors, the Company will typically rely on values provided by the Adviser and the Advisers. The Adviser and the Advisers generally will face a conflict of interest in valuing such securities because these values will affect their compensation.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Company's portfolio holdings are made public, as required by law, in the Company's annual and semi-annual reports. These reports are filed with the SEC and mailed to Members approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request.) Also as required by law, the Company's portfolio holdings are reported to the SEC approximately 60 days after the last day of the Company's first or third fiscal quarterly period. Selected holdings, as well as certain statistical information relating to portfolio holdings, such as asset-class breakdowns or performance, is made available to Members in their quarterly letter from the Company, which generally is sent 30 days following the end of the relevant quarter. As should be clear, because the Company considers current portfolio holding information proprietary, such information is typically withheld for some time before being made public.

         When authorized by appropriate executive officers of the Company, portfolio holdings information may be given more frequently than as just described to third-party service providers and certain affiliated persons of the Company. As of the date of this registration statement, in addition to the Adviser and its personnel, these persons are limited to the Administrator and the Custodian (full portfolio daily, no lag), internal and external accounting personnel (full portfolio daily, no lag), and the Company's independent registered public accounting firm. Finally, on occasion the Company may disclose one or more individual holdings to pricing or valuation services or securities dealers for assistance in considering the valuation of the relevant holdings. In such cases, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the Members and those parties receiving portfolio information will be considered. In addition to the Company's policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Company nor the Adviser (nor its affiliates) receives any compensation in connection with the disclosure of information to these parties, and all such arrangements are pursuant to general guidelines approved by the Board of Directors, which has determined that they are appropriate and in the best interest of Members. These policies and procedures will be reviewed by the Directors on an annual basis, for adequacy and effectiveness, in connection with the Company's compliance program under Rule 38a-1 under the 1940 Act; and related issues will be brought to the attention of the Directors on an as appropriate basis.

         Additionally, the Adviser (or its personnel) from time to time may comment to the press, Members, prospective investors or investor fiduciaries or agents (orally or in writing) on one or more of the Company's portfolio securities or may state that the Company recently acquired or disposed of interests in a particular issuer. This commentary also may include such statistical information as industry, country or asset-class exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Units or of portfolio securities of the Company.

                             SUBSCRIPTIONS FOR UNITS

Subscription Terms

         The Company intends to accept initial and additional subscriptions for Units made after the Closing Date (expected to be on or about October 1, 2006), as of the first business day of each calendar month, except that the Company may offer Units more frequently as determined by the Board of Directors. Any amounts received in advance of the initial or subsequent closings will be placed in an escrow account with the Escrow Agent prior to their investment in the Company. The investor must also submit a completed subscription agreement and any other required documentation before the applicable subscription date, which must be received by the Company at least five calendar days prior to the proposed subscription date (or, if any such date is not a business day, the immediately preceding business day). The Company reserves the right to reject any subscription for Units, and the Company may, in its sole discretion, suspend subscriptions for Units at any time and from time to time. To assist the Company in meeting its "know your customer" obligations, subscriptions generally will be accepted only from investors who have had a prior business relationship with the Adviser. Subscriptions are subject to the receipt of cleared funds from such account, prior to the applicable subscription date and in the full amount of the subscription. Cleared funds must be available in such account no later than five calendar days prior to the particular subscription date. Although the Administrator may accept, in the Company's sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received.

         An investor purchases Units in the Company. The Units represent a capital account maintained on the investor's behalf that reflects the purchaser's pro rata share of the Company's capital. An investor's capital account is used to facilitate tax reporting to the investor. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Company in that amount. The minimum initial investment from each investor is $25,000 (subject to waiver), and the minimum additional investment is $10,000. The minimum initial and additional investments may be reduced by the Company with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Company, the Adviser or their affiliates). The Board of Directors may, in its discretion, cause the Company to repurchase a Member's entire interest in the Company (i.e., all Units held by the Member) if the Member's capital account balance, as a result of repurchase or transfer requests by the Member, is less than $25,000.

         Each new Member must agree to be bound by all of the terms of the LLC Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is an "Eligible Investor" as described below and is purchasing Units for his, her or its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Units.

         Initial and any additional contributions to the capital of the Company will be payable in one installment. Although the Company may accept contributions of securities in the sole discretion of the Board of Directors, the Company has no intention at present of doing so. If the Company chooses to accept a contribution of securities, the securities would be valued in the same manner as the Company values its other assets.

         Following the receipt of the initial subscriptions for Units under this Prospectus, the Board of Directors may determine to liquidate the Company. Factors that would cause the Board of Directors to make such a determination may include unexpectedly low numbers of initial subscriptions or significant changes in market conditions affecting the instruments in which the Company proposes to invest, in each case to the extent the same would materially impair the launch of the Company's investment program. The Company would then liquidate as soon as practicable, and return to Members the amount of their subscriptions plus accrued interest, if any.

Eligible Investors

         Each prospective investor will be required to certify that the Units subscribed for are being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act. Investors who are "accredited investors" as defined in Regulation D (generally, individuals having a net worth of at least $1 million or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors) and "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the "1940 Act") (generally, individuals and entities having at least $750,000 under the management of the investment adviser or individuals and entities having a net worth of at least $1.5 million or individuals and entities that are "qualified purchasers" for purposes of Section 3(c)(7) of the 1940 Act). Investors who meet these qualification requirements are referred to in this Prospectus as "Eligible Investors." In addition, to assist the Company in meeting its "know your customer" obligations, an Eligible Investor generally must have had a prior business relationship with the Adviser. Existing Members subscribing for additional Units must be Eligible Investors at the time of each additional subscription. Qualifications that must be met in becoming a Member are summarized in the subscription agreement that must be completed by each prospective investor and are described in detail in Appendix A to the Prospectus.

                 REDEMPTIONS, REPURCHASES AND TRANSFERS OF UNITS

No Right of Redemption

         No Member or other person holding Units acquired from a Member will have the right to require the Company to redeem the Units. No public market for Units exists, and none is likely to develop in the future. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Company, as described below.

Repurchases of Units

         The Company may from time to time repurchase Units from Members in accordance with written tenders by Members at those times, in those amounts, and on terms and conditions as the Board of Directors may determine in its sole discretion. Each such repurchase offer may be limited and will generally apply to 5-15% of the net assets of the Company. In determining whether the Company should offer to repurchase Units from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Units from Members quarterly on the last business day of March, June, September and December. In determining whether to accept such a recommendation, the Board of Directors will consider the following factors, among others:

         o   whether any Members have requested to tender Units to the Company;

         o the liquidity of the Company's assets (including fees and costs associated with withdrawing from Portfolio Funds);

         o the investment plans and working capital and reserve requirements of the Company;

         o the relative scale of the tenders with respect to the size of the Company;

         o   the history of the Company in repurchasing Units;

         o the availability of information as to the value of the Company's interests in underlying Portfolio Funds;

         o the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

         o any anticipated tax or regulatory consequences to the Company of any proposed repurchases of Units; and

         o   the recommendations of the Adviser.

         The Company will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board of Directors determines, in its sole discretion, to be fair to the Company and to all Members. The value of a Member's Units that are being repurchased will be equal to the value of the Member's capital account (or the portion of it being repurchased) as of the date of the repurchase, after giving effect to all allocations that are made as of that date. When the Board of Directors determines that the Company will repurchase Units, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members deciding whether to tender Units during the period that a repurchase offer is open may obtain the net asset value of their Units by contacting the Administrator during the period at the contact number provided in the Member's repurchase materials. Notwithstanding the foregoing, the Company will not repurchase any Units, or any portion of them, that have been held by the tendering Member for less than one year.

         Repurchases of Units from Members by the Company may be paid, in the discretion of the Company, in cash, or by the distribution of securities in kind, or partly in cash and partly in kind. The Company, however, expects not to distribute securities in kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Company or on Members not tendering Units for repurchase. Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of Units from Members. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis. The Company does not impose any charges in connection with repurchases of Units.

         In light of liquidity constraints associated with investments in Portfolio Funds and that the Company may have to effect withdrawals from those Funds to pay for Units being repurchased, the Company expects to employ the following repurchase procedures:

         o A Member choosing to tender Units for repurchase must do so by the Notice Date, which generally will be the 25th calendar day of the second month prior to that containing the date as of which Units are to be repurchased. Units or portions of them will be valued as of the Valuation Date, which is generally expected to be the last business day of March, June, September or December. This means, for example, that the Notice Date for a repurchase offer having a December 31 Valuation Date would be October 25. Tenders are not revocable following the Notice Date.

         o The Company will not repurchase any Units, or any portion of them, from a Member who has been invested in the Fund for less than one year.

         o Promptly after accepting any tender, the Company will give to each Member a promissory note (the "Promissory Note") entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the Member's Units accepted for repurchased.

         o The Promissory Note will be non-interest bearing and non-transferable. Payment in respect of the Promissory Note will be made as of the later of (1) a period of within 30 days after the Valuation Date, or (2) if the Company has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Units, within ten business days after the Company has received at least 90% of the aggregate amount withdrawn from the Portfolio Funds.

         o Although the amounts required to be paid by the Company under the Promissory Note will generally be paid in cash, the Company may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

         If modification of the Company's repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Directors will adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Units as would be available under the procedures described above.

         Payment for repurchased Units may require the Company to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Company's investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Units also may result in the Company incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds. The Adviser intends to take measures, subject to such policies as may be established by the Board of Directors, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Units.

         A Member tendering for repurchase only a portion of its Units will be required to maintain a capital account balance of at least $25,000 after giving effect to the repurchase. If a Member tenders an amount that would cause its capital account balance to fall below the required minimum, the Company reserves the right to reduce the amount to be repurchased from the Member so that the required minimum balance is maintained or to repurchase the Member's entire interest in the Company.

         The Company may repurchase Units, or any portion of them, of a Member or any person acquiring Units from or through a Member, without consent or other action by the Member or other person, if the Board of Directors in its sole discretion determines that:

         o the Units have been transferred in violation of the LLC Agreement or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member;

         o ownership of the Units by a Member or other person is likely to cause the Company to be in violation of, or subject the Company to additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

         o continued ownership of the Units by a Member may be harmful or injurious to the business or reputation of the Company, the Board of Directors, the Adviser or any of their affiliates, or may subject the Company or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

         o any of the representations and warranties made by a Member or other person in connection with the acquisition of Units was not true when made or has ceased to be true;

         o with respect to a Member subject to Special Laws or Regulations, the Member is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold Units; or

         o it would be in the best interests of the Company for the Company to repurchase the Units or a portion of them.

         In the event that the Adviser or any of its affiliates holds Units in the capacity of a Member, the Units may be tendered for repurchase in connection with any repurchase offer made by the Company.

Transfers of Units

         Except as otherwise described below, no person may become a substituted Member without the written consent of the Company, which consent may be withheld for any reason or no reason in its sole discretion. Units held by a Member may be transferred only:

         o by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member; or

         o under certain limited circumstances, with the written consent of the Company, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

         Unless the Company consults with legal counsel and counsel confirms that the transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation, the Company generally will not consent to a transfer unless the following conditions are met:

         o   the transferring Member has been a Member for at least six months;

         o the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Units; and

         o the transfer is (1) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, for example, certain transfers to affiliates, gifts and contributions to family entities, (2) to members of the transferring Member's immediate family (siblings, spouse, parents or children), or (3) a distribution from a qualified retirement plan or an individual retirement account.

         Notice to the Company of any proposed transfer of Units must include evidence satisfactory to the Company that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) are Eligible Investors. Notice of a proposed transfer of Units must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Company generally will not consent to a transfer of Units by a Member unless the transfer is to a single transferee or, after the transfer of the Units, the balance of the capital account of each of the transferee and transferor is not less than $25,000. A Member transferring Units may be charged reasonable expenses, including attorneys' and independent registered public accountants' fees, incurred by the Company or the Administrator in connection with the transfer. In connection with any request to transfer Units, the Company may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Company as to such matters as the Company may reasonably request.

         Any transferee acquiring Units by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a Member or otherwise will be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the LLC Agreement and to tender the Units for repurchase by the Company, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement. If a Member transfers Units with the approval of the Company, the Company will promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Company as a Member.

         In subscribing for Units, a Member agrees to indemnify and hold harmless the Company, the Board of Directors, the Adviser, each other Member and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member or a substituted Member in connection with any such transfer.

                                   TAX ASPECTS

         The following is a summary of certain aspects of the U.S. federal income taxation of the Company and its Members that should be considered by a prospective investor. The Company has not sought a ruling from the Internal Revenue Service (the "IRS") or any other U.S. federal, state or local agency with respect to any tax matters affecting the Company, nor, except as noted below, has it obtained an opinion of counsel with respect to such matters.

         The summary of the U.S. federal income tax treatment of the Company set out below is based upon the Code, judicial decisions, Treasury Regulations (proposed, temporary and final) (the "Regulations") and administrative rulings in existence as of the date of this Prospectus, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Company. Nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as foreign persons, insurance companies, financial institutions, dealers, partnerships or other pass-through entities for U.S. federal income tax purposes and certain former citizens or residents of the United States. Each prospective Member should consult with his, her or its own tax advisor in order to fully understand the U.S. federal, state, local and non-U.S. income tax consequences of an investment in the Company.

         Entities exempt from U.S. federal income tax should, in addition to reviewing the discussion below, focus on those sections of this Prospectus regarding liquidity and other financial matters to determine whether the investment objective of the Company is consistent with their overall investment plans. Each prospective tax-exempt investor is urged to consult its own tax advisor regarding the tax consequences of the ownership and disposition of Units.

         The Company may not receive tax information from the Portfolio Managers to which it has allocated capital sufficiently timely to enable it to prepare its tax information in time for Members to file their own tax returns without obtaining an extension of the time to file from the IRS or state or local taxing authorities. Accordingly, investors are likely to be required to obtain extensions of time for filing their income tax returns. Members are encouraged to consult their tax advisors concerning how such delayed reporting may affect their individual tax situations.

Tax Treatment of the Company's Operations

         Classification of the Company. Prior to commencement of operations, the Company will receive an opinion of Shearman & Sterling LLP, counsel to the Company, substantially to the effect that based on the Code and the Regulations, as in effect on the date of the opinion, as well as under relevant authority interpreting the Code and the Regulations and certain representations of the Adviser, the Company will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation. Shearman & Sterling LLP also will provide the Company with an opinion substantially to the effect that based upon, among other things, the restrictions on transferability of the Units and the limitations on any right to have the Units repurchased by the Company at the request of the Member, the anticipated operations of the Company and certain representations of the Adviser, the Company will not be treated as a "publicly traded partnership" taxable as a corporation.

         The opinions of counsel to be received by the Company are not binding on the IRS or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge by the IRS, changes in the Code or the Regulations or judicial interpretations of the Code or the Regulations, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of that income, other than in certain repurchases of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company. One consequence would be a significant reduction in the after-tax return to the Members.

         The balance of the discussion below is based on the assumption that the Company will be treated as a partnership for U.S. federal income tax purposes. Unless otherwise indicated, references herein to the tax consequences of the Company's investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Company, and those indirectly attributable to the Company as a result of it being an investor in a Portfolio Fund treated as a pass-through entity for U.S. federal income tax purposes. It is expected that most of the Portfolio Funds will be treated as pass-through entities for federal income tax purposes. References below to "Portfolio Funds" will only refer to those Portfolio Funds treated as pass-through entities for U.S. federal income tax purposes.

         Members, Rather than the Company, Subject to U.S. Federal Income Tax. As an entity taxed as a partnership, the Company itself is not subject to U.S. federal income tax but will be required to file an annual partnership information return with the IRS that reports the results of its operations. Each Member will be required to take into account on the Member's income tax return the Member's distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and all items of ordinary income or loss. Each Member will be taxed on the Member's distributive share of the Company's taxable income and gain regardless of whether the Member has received or will receive a distribution from the Company. A Member may have taxable income for a taxable year for which it has incurred an economic loss with respect to its interest in the Company.

         Partnerships such as the Company with 100 or more partners may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of partnership audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the Members. If the Company is eligible, the Managing Member may elect to have such rules and procedures apply to the Company if it believes that they may be beneficial to a majority of the Members. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the anticipated benefits will be realized. In addition, the election could in some cases have an adverse effect on the Members.

         Allocation of Gains and Losses. Under the LLC Agreement, the Company's net capital appreciation or net capital depreciation for each allocation period is allocated among the Members and to their capital accounts without regard to the amount of income or loss recognized by the Company for U.S. federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit recognized by the Company for each taxable year generally are to be allocated for U.S. federal income tax purposes among the Members pursuant to the Regulations, based upon amounts of the Company's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior taxable years.

Under the LLC Agreement, the Managing Member has the discretion to allocate specially an amount of the Company's capital gain or loss (including short-term capital gain or loss) and ordinary income or loss for U.S. federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds his, her or its U.S. federal income tax basis in his, her or its Units, or such Member's U.S. federal income tax basis exceeds his, her or its capital account. Notwithstanding the foregoing, the Company generally would be required to make such adjustments to the tax basis of its assets in the case of (i) a distribution of an asset to a Member where the tax basis of the asset would have been reduced by more than $250,000 had the Company made a section 754 election and (ii) a transfer of Units where the adjusted tax basis of the Company's assets exceeds by more than $250,000 their fair market value. Although the Company would not be required to make adjustments to tax basis of its assets in the case of a transfer of Units if it qualifies as an "electing investment partnership," it is unlikely that the Company would so qualify. No assurance can be given that, if the Managing Member makes such a special allocation, the IRS will accept the allocation. If the allocation were successfully challenged by the IRS, the amount of income or loss allocated to particular Members for U.S. federal income tax purposes may be increased or reduced or the character of such income or loss may be modified.

         Allocations of gain, income or loss for U.S. federal income tax purposes may be adjusted at any time by the Managing Member to the extent the Managing Member determines in good faith that such adjustments (i) would more equitably reflect the economic allocations or (ii) would otherwise be in the overall best interests of the Members.

         Tax Elections; Tax Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) if a partnership election has been made under
Section 754 of the Code. Under the LLC Agreement, the Managing Member, in its sole discretion, may cause the Company to make such an election. Any such election, once made, cannot be revoked without the consent of the IRS. The effect of any such election may depend upon whether any Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement this election, the Managing Member currently does not intend to make this election. The special allocation may result in the withdrawing Member's recognizing short-term capital gain or ordinary income instead of long-term capital gain during the tax year in which the Member receives its liquidating distribution upon withdrawal.

         The Managing Member decides how to report the partnership items on the Company's tax returns, and all Members are required under the Code to treat the items consistently on their own tax returns, unless they file a statement with the IRS disclosing the inconsistency. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the Company's items have been reported. In the event that the income tax returns of the Company are audited by the IRS, the tax treatment of the Company's income and deductions generally will be determined at the Company level in a single proceeding rather than by individual audits of the Members. Audit changes made to the Company's tax returns would result in corresponding changes to Members' tax returns. An audit of the Company could lead to an audit of the Members. Such audits could result in the determination of tax deficiencies with respect to the Members which deficiencies are not related to the investment in the Company.

         The Managing Member will be the Company's "tax matters partner" within the meaning of the Code and in that capacity will have the authority to bind certain Members to settlement agreements and will have the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Company items.

Tax Consequences to a Withdrawing Member

         Cash Distributions and Withdrawals. A Member receiving a cash distribution from the Company in connection with a complete or partial withdrawal from the Company, including a repurchase of the Member's Units, generally will recognize capital gain to the extent of the excess, if any, of the proceeds received by the Member over the Member's adjusted tax basis in her, his or its Units. Such capital gain will be short-term or long-term, depending upon the Member's holding period for his, her or its Units. A Member who completely or partially withdraws from the Company will, however, recognize ordinary income to the extent the Member's allocable share of the Company's "unrealized receivables" exceeds the Member's tax basis in the unrealized receivables (as determined under the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member's tax basis in its Units will be reduced (but not below zero) by the amount of a cash distribution. A Member will recognize a loss only as a result of a cash distribution in connection with a complete withdrawal from the Company, including a repurchase of the Member's Units, and then only if the Member's adjusted tax basis in his, her or its Units exceeds the amount of the distribution.

         The Managing Member may specially allocate items of the Company's capital gain (including short-term capital gain) or ordinary income to a withdrawing Member to the extent the Member's capital account would otherwise exceed the Member's adjusted tax basis in his, her or its Units. The special allocation may result in the withdrawing Member's recognizing short-term capital gain or ordinary income instead of long-term capital gain during the tax year in which the Member receives its liquidating distribution upon withdrawal.

         Distributions of Property. A Member's receipt of a distribution of property from the Company is generally not taxable, except that a distribution consisting of "marketable securities" generally is recharacterized as a distribution of cash (rather than property) unless the Company is an "investment partnership" and the Member is an "eligible partner" within the meaning of the Code. The Board of Directors will determine at the appropriate time whether the Company qualifies as an "investment partnership." If the Company so qualifies, and if a Member is an "eligible partner," which term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.


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


Tax Treatment of Company Investments

         In General. The Company expects that it and the Portfolio Funds will act as traders or investors, and not as dealers, with respect to their respective securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts, whereas a dealer is a person who purchases securities for resale to customers rather than for investment or speculation. As noted above, unless otherwise indicated, references in the discussion to the tax consequences of the Company's investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Company, and those indirectly attributable to the Company as a result of it being an investor in a Portfolio Fund that is treated as a pass-through entity for U.S. federal income tax purposes.

         Gains and losses realized by a trader or an investor on the sale of securities generally are capital gains and losses. The Company thus expects that its gains and losses from its securities transactions (directly or through the Portfolio Funds) generally will be capital gains and losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Company or a Portfolio Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. Special rules, however, apply to the characterization of capital gain realized with respect to certain regulated futures contracts, non-U.S. currency forward contracts and certain options that qualify as "Section 1256 Contracts," which are described below. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to certain other transactions may serve to alter the manner in which the Company's or a Portfolio Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term (including the conversion of long-term capital gain to short-term capital gain), and also the timing of the recognition, of certain gains or losses (including the deferral of certain losses). Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Company or a Portfolio Fund.

         Constructive Ownership Transactions. The Company or a Portfolio Fund may acquire a derivative position with respect to the Portfolio Funds or the underlying investments, respectively, which may be treated as constructive ownership of such funds or investments. A constructive ownership transaction includes holding a long position under a notional principal contract or entering into a forward or futures contract with respect to certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets when the options have substantially equal strike prices and substantially contemporaneous maturity dates. If the Company or a Portfolio Fund has long-term capital gain from a "constructive ownership transaction," the amount of the gain that may be treated as long-term capital gain by the Company or a Portfolio Fund is limited to the amount that the Company or the Portfolio Fund would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge (at the rate applicable to the underpayments of tax) would be imposed on tax liability treated as having been deferred with respect to any amount recharacterized as ordinary income for each year that the constructive ownership transaction was open.

         Dividends, Original Issue Discount, Market Discount, Partnership Units and Swaps. The Company or a Portfolio Fund may realize ordinary income from dividends with respect to shares of stock and accruals of interest on debt obligations. Certain dividends received by the Company or a Portfolio Fund may be eligible, in the case of non-corporate Members, for taxation at long-term capital gain rates. The Company or a Portfolio Fund may hold debt obligations with "original issue discount," in which case the Company or the Portfolio Fund would be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. The Company or a Portfolio Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount, or its share of such market discount in the case of an obligation held by a Portfolio Fund, that accrued during the period the debt obligation was held by the Company or a Portfolio Fund. Income or loss from transactions involving certain derivatives, such as the periodic payments from notional principal contract transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Company or a Portfolio Fund in connection with equity swaps, interest rate swaps, and the notational principal contacts in a transaction not considered to be part of a trade or business likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility.

         Conversion Transactions. Gain recognized by the Company or a Portfolio Fund from certain "conversion transactions" will be treated as ordinary income. In such a transaction, substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. Included among conversion transactions specified in the Code and the Regulations are: (1) the holding of any property (whether or not actively traded) and entering into a contract to sell the property (or substantially identical property) at a price determined in accordance with the contract, but only if the property was acquired and the contract was entered into on a substantially contemporaneous basis, (2) certain straddles, (3) generally, any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain, or (4) certain other transactions.

         Currency Transactions. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Company (directly or through a Portfolio Fund) frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Company's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. In particular, gains and losses of the Company on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Company collects the receivables or pays the liabilities may be treated as ordinary income or loss.

         The Company or a Portfolio Fund may enter into non-U.S. currency forward contracts, or non-U.S. currency futures contracts or acquire put and call options on non-U.S. currencies. If the Company or a Portfolio Fund acquires non-U.S. currency futures contracts or option contracts (not including those that are Section 1256 Contracts unless the Company or the Portfolio Fund elects otherwise), or any non-U.S. currency forward contracts, however, any gain or loss realized by the Company or the Portfolio Fund with respect to such contracts will be ordinary, unless (1) the contract is a capital asset in the hands of the Company or the Portfolio Fund and is not a part of a straddle transaction and (2) an election is made (by the close of the day on which the transaction is entered) to treat the gain or loss attributable to the contract as capital gain or loss. If those conditions are met, gain or loss recognized on the contract will be treated as capital gain or loss; if the contract is a
Section 1256 Contract, Section 1256 of the Code will govern the character of any gain or loss recognized on the contract.

         Options Contracts. Gain or loss realized by the Company or a Portfolio Fund from a closing transaction with respect to call and put options written by the Company or the Portfolio Fund, or gain from the lapse of such options, generally will be treated as short-term capital gain or loss. Gain or loss realized by the Company or a Portfolio Fund from the call and put options purchased by the Company or the Portfolio Fund (other than options that are Section 1256 Contracts, as discussed below), as well as any loss attributable to the lapse of such options, generally will be treated as capital gain or loss. Such capital gain or loss generally will be long-term or short-term depending upon whether the Company or the Portfolio Fund held the particular option for more than one year.

         Section 1256 Contracts. The Code generally applies a "mark-to-market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Company or a Portfolio Fund at the end of a taxable year of the Company or a Portfolio Fund will be treated for U.S. federal income tax purposes as if they were sold by the Company or a Portfolio Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking-to-market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Company's or a Portfolio Fund's obligations under such contracts), must be taken into account by the Company or the Portfolio Fund in computing its taxable income for the year. If a Section 1256 Contract held by the Company or a Portfolio Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on the sale will be adjusted to reflect the gain or loss previously taken into account under the mark to market rules.

         Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses. Gains and losses from certain non-U.S. currency transactions, however, will be treated as ordinary income and losses unless certain conditions described under "Currency Transactions" above are met. These gains and losses will be taxed under the general rules described above. If a noncorporate taxpayer incurs a net capital loss for a year, the portion of the loss, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. A loss carried back to a year by a noncorporate taxpayer may be deducted only to the extent (1) the loss does not exceed the net gain on Section 1256 Contracts for the year and (2) the allowance of the carry-back does not increase or produce a net operating loss for the year.

         A "securities futures contract" is not treated as a Section 1256 Contract, except when it meets the definition of a "dealer securities futures contract." A "securities futures contract" is any security future as defined in
Section 3(a)(55)(A) of the Securities Exchange Act of 1934, as amended, which generally provides that a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. The Code provides that any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is considered as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates. As a result, if the underlying security would be a capital asset in the taxpayer's hands, then gain or loss on the securities futures contract would be capital gain or loss. In general, capital gain or loss from the sale or exchange of a securities futures contract to sell property (that is, the short side of such a contract) will be treated as short-term capital gain or loss.

         Any "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in such contracts or options and (2) is traded on a qualified board or exchange. Any gains or losses with respect to dealer securities futures contracts allocable to limited partners are treated as short-term capital gains or losses. However, it is not expected that the Company or a Portfolio Fund would be considered a dealer for these purposes.

         Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Under certain Regulations, the Company (and any Portfolio Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily marking-to-market of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for U.S. federal income tax purposes. The application of the Regulations' mixed straddle account rules is not entirely clear, so no assurance can be given that a mixed straddle account election by the Company or a Portfolio Fund will be accepted by the IRS.

         Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company's or a Portfolio Fund's hands. Except with respect to certain situations in which the property used to close a short sale has a long-term capital gain holding period on the date on which the short sale is entered into, gains on short sales generally will be short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Company or a Portfolio Fund for more than one year. In addition, the holding period of "substantially identical property" held by the Company or a Portfolio Fund may be suspended.

         Gain or loss on a short sale will generally not be realized until the time at which the short sale is closed. If, however, a short sale is subject to the constructive sale rules, as described below, the Company or a Portfolio Fund generally will recognize gain on the date it acquires the property as if the short sale position were closed on that date.

         Constructive Sales. If the Company or a Portfolio Fund enters into a short sale of, or a futures, or forward contract to deliver, or an offsetting notional principal contract with respect to, appreciated positions in stock or certain debt obligations or partnership interests, the Company or the Portfolio Fund may be taxed as if the appreciated position were sold at its fair market value on the date the Portfolio Fund entered into such position. Similar rules would apply if the Company or a Portfolio Fund has entered into a position that is a short sale, offsetting notional principal contract, or a futures or forward contract with respect to property, the position has appreciated in value, and the Company or the Portfolio Fund acquires the same or substantially identical property. In such event, the Company or the Portfolio Fund would be taxed as if the appreciated position were sold at its fair market value on the date of such acquisition. The consequences with respect to any other open appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale. Transactions that are identified as hedging or straddle transactions under other provisions of the Code may be subject to the constructive sale rules.

         Effect of Straddle Rules on Members' Securities Positions. The IRS may treat certain positions in securities held, directly or indirectly, by a Member and his, her or its indirect interest in similar securities held by the Company or a Portfolio Fund as "straddles" for U.S. federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to the securities. The Company will not generally be in a position to furnish to Members information regarding the securities positions of the Company or the Portfolio Funds that would permit a Member to determine whether the Member's positions in securities held outside the Company and the Member's indirect positions in securities held by the Company or the Portfolio Funds should be treated as offsetting positions for purposes of the straddle rules. The straddle rules also may require capitalization of certain related expenses incurred by the Company or a Portfolio Fund.

         Mark-to-Market Election. If the Company or a Portfolio Fund is considered to be a trader in securities or commodities, the Company or the Portfolio Fund will be permitted to elect to "mark-to-market" its positions in such securities or commodities business, except to the extent to which, in general, such securities or commodities have no connection to the trading activities of the Company or the Portfolio Fund, as the case may be, and the Company or the Portfolio Fund clearly identifies such securities or commodities as being held for investment. If the mark-to-market method is elected, the Company or a Portfolio Fund generally would be required to recognize gain or loss on any security or commodity held in connection with its activities as a securities or commodities trader respectively at the close of a taxable year, such gain or loss would be determined as if such security or commodity were sold at its fair market value on the last business day of the taxable year, and such gain or loss (both from actual sales and from marking-to-market) would be taken into account by the Company as ordinary income or loss for the taxable year. The Company has not made this election and does not presently intend to do so. It is possible, however, that one or more Portfolio Funds have made, or will make, the mark-to-market election with respect to their securities or commodities positions or both.

         Limitation on Deductibility of Interest and Short Sale Expenses. The Code limits the ability of noncorporate taxpayers to deduct "investment interest," which, in general, is interest on indebtedness that is properly allocable to property held for investment (including any amount allowable as a deduction in connection with personal property used in a short sale). Investment interest is deductible in the current year only to the extent of the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses treated as interest). For this purpose, any long-term capital gain or dividend taxable at long-term capital gain rates is excluded from net investment income unless the taxpayer elects to pay tax on such gain or dividend at ordinary income tax rates.

         The Company's or a Portfolio Fund's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Company's or the Portfolio Funds' activities. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of his, her or its distributive share of the Company's ordinary losses attributable to interest and short sale expenses unless he, she or it had sufficient investment income from all sources, including the Company. A Member that could not deduct interest or short sale expenses currently as a result of the application of the provisions described above would be entitled to carry forward such expenses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance his, her or its investment in the Company. Potential investors should consult their own tax advisors with respect to the application of the investment interest limitation to their particular tax situations.

         Deductibility of Company Investment Expenditures by Noncorporate Members. Investment expenses including, for example, investment advisory fees of an individual, trust or estate are generally deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code restricts the ability of an individual with an adjusted gross income in excess of a specified threshold amount to deduct these investment expenses. Under the Code, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such expenses (along with certain other itemized deductions) exceed the lesser of (1) 3% of the excess of the individual's adjusted gross income over the specified threshold amount; or (2) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. The latter limitation is scheduled to be phased out between 2006 and 2016. Moreover, these investment expenses are miscellaneous itemized deductions that are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

         Under certain Regulations, the limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Company. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Company (including the Management Fee, and any fee payable to a Portfolio Fund Manager, to the extent these expenses are allocable to a Portfolio Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Company). The Company intends to treat its expenses attributable to a Portfolio Fund that the Company determines is engaged in a trade or business within the meaning of the Code or to the trading activity of the Company as not being subject to these limitations, although no assurance can be given that the IRS will agree with such treatment.

         The consequences of the Code's limitations on the deductibility of investment expenditures will vary depending upon the particular tax situation of each taxpayer. For that reason, noncorporate Members should consult their tax advisors with respect to the application of these limitations to their situation.

         Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Under certain Regulations, items of "portfolio income" (i.e., generally, items of income attributable to property held for investment) are excluded from the passive activity income. In addition, trading in personal property of a type that is "actively traded" will not be treated as a passive activity for purposes of the passive loss rules. Accordingly, in the case of individuals, personal service corporations or certain closely held corporations, a Member's distributive share of items of income, gain, deduction, or loss from the Company that is attributable to the Company's or the Portfolio Funds' trading of such property or portfolio income will generally not be treated as passive activity income or loss, and Company items of portfolio income and income or gains attributable to such property and allocable to such Members will not be available to offset the Members' passive losses from sources outside the Company. However, income or loss attributable to property that is not actively traded may constitute passive activity income or loss. In this regard, certain of the assets which the Company or the Portfolio Funds may trade, may not be considered actively traded for these purposes. In addition, income or loss attributable to the Company's investment in a Portfolio Fund engaged in a non-securities trade or business may also constitute passive activity income or loss.

Passive Foreign Investment Companies. The Company or a Portfolio Fund may invest in the stock of foreign corporations most of whose income consists of dividends, interest, gains, or other passive income or most of whose assets produce passive income. Such a foreign corporation may be a passive foreign investment company (a "PFIC"). Generally, as long as no more than 50% of the shares of a foreign corporation, by vote and by value, is actually or constructively owned by five or fewer U.S. persons or certain persons related to U.S. persons, a direct or indirect shareholder in such a foreign corporation should not be subject to the controlled foreign corporation ("CFC") provisions of the Code. There can be no assurance that ownership by U.S. persons of such foreign corporations will not exceed 50%. Accordingly, a prospective Company investor is urged to consult its own tax adviser with respect to the CFC rules.

         A U.S. person who is a direct or indirect shareholder of a PFIC generally would be subject to tax on any gain recognized upon the disposition of, or upon receipt of certain "excess distributions" with respect to, its shares in a PFIC, plus an interest charge (at the rate applicable to tax underpayments) on the tax liability treated as having been deferred. Such tax would be imposed at the highest rate of tax applicable to ordinary income (without taking into account deductions or losses from other sources) with respect to such gain that is ratably allocated to taxable years preceding the year of disposition. Any gain allocable to the taxable year of disposition would be included as ordinary income (potentially offset by


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

deductions or losses from other sources) without an interest charge. Similar rules would apply to any distribution received by such U.S. person from a PFIC to the extent aggregate distributions during a taxable year exceed 125% of the average distributions made by the PFIC in the three preceding taxable years. The portion of an actual distribution that is not an "excess distribution" would be treated as a dividend to the extent of the PFIC's earnings and profits as determined under U.S. federal income tax principles.

         Alternatively, the Code provides rules for PFICs with respect to which a "qualified electing fund" ("QEF") election is made by a U.S. shareholder. A shareholder making a QEF election would be required to include currently in gross income the shareholder's pro rata share of the earnings and profits of the PFIC, whether or not distributed. Amounts included in income under a QEF election would be treated as long-term capital gain to the extent of the PFIC's net capital gain, and the balance as ordinary income. Losses, however, would not pass through currently to the shareholder. If a QEF election were made effective from the date the shareholder first holds its shares, gain on the disposition of the shares (including by redemption or liquidation) would be eligible for treatment as capital gain and the interest charge rules would not apply.

         The Company may make a QEF election with respect to a PFIC, effective from the date when the Company first owned stock in the PFIC, either directly or through a non-U.S. Portfolio Fund. A QEF election for a PFIC held by the Company through a U.S. Portfolio Fund can be made only by that Portfolio Fund. A Member cannot make this election for PFIC stock held by the Company or a Portfolio Fund. Moreover, the Company or a Portfolio Fund will be able to make a QEF election only if a PFIC agrees to provide it with certain information, and there can be no assurance that the Company will be able to obtain the PFIC's agreement to provide such information, and thus there can be no assurance that the Company will be able to make a QEF election with respect to any PFIC.

         As an alternative to the QEF election, a holder of stock of a PFIC may make a "mark-to-market" election if the stock of the PFIC constitutes marketable stock under the PFIC rules. "Marketable stock" is, in general, stock that is regularly traded on certain national securities exchanges or markets and, to the extent provided in the Regulations, stock in a foreign corporation that is comparable to a regulated investment company and whose stock is redeemable at its net asset value. In the event that a taxpayer validly makes a mark-to-market election with respect to stock of a PFIC, the taxpayer generally would include in income each year an amount equal to the excess, if any, of the fair market value of the stock as of the close of the taxable year over the adjusted tax basis of the stock. The taxpayer would be allowed a deduction for the excess, if any, of the adjusted tax basis of the stock over its fair market value, but only to the extent of any previously included mark-to-market gains. There can be no assurance that stock of a PFIC acquired by the Company or a Portfolio Fund would qualify as marketable stock eligible for the mark-to-market election.

Non-U.S. Taxes

         Certain dividends and interest directly or indirectly received by the Company from sources outside the United States may be subject to non-U.S. withholding taxes. In addition, the Company or a Portfolio Fund may be subject to non-U.S. capital gains taxes to the extent it purchases and sells securities of non-U.S. issuers. Tax treaties between certain countries and the United States may reduce or eliminate such non-U.S. taxes. The Company cannot predict in advance the rate of non-U.S. tax it will directly or indirectly pay, as the amount of the Company's or a Portfolio Fund's assets to be invested in various countries is not known at this time and is expected to vary.

         The Members will be informed by the Company as to their proportionate share of the non-U.S. taxes paid by the Company or a Portfolio Fund that they will be required to include in their income. The


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


Members generally will be entitled to claim either a credit (subject to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. A tax-exempt Member generally will not benefit from such credit or deduction.

Unrelated Business Taxable Income

         Organizations that are otherwise exempt from U.S. federal income tax are nonetheless subject to taxation with respect to their "unrelated business taxable income" ("UBTI"). Except, as noted below, with respect to certain categories of exempt income, UBTI generally includes income or gain derived (either directly or through pass-through entities for U.S. federal income tax purposes) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function.

         UBTI generally does not include passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership (such as the Company or a Portfolio
Fund) in which it is a partner. This type of income is exempt, subject to the discussion of "unrelated debt financed income" below, even if it is realized from securities trading activity that constitutes a trade or business.

         UBTI includes not only trade or business income or gain as described above, but also "unrelated debt-financed income." This latter type of income generally consists of (1) income derived by an exempt organization (directly or through a partnership) from property with respect to which there is "acquisition indebtedness" at any time during the taxable year; and (2) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition.

         The Company may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS that indicates that income and gain with respect to short sales of publicly traded stock does not constitute income from debt-financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving "acquisition indebtedness" and not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent the Company recognizes income in the form of dividends and interest from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the "average acquisition indebtedness" incurred with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the taxable year.

         To the extent the Company recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the "acquisition indebtedness" with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the period such securities are held by the Company during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company's debt-financed property will be taken into account. In making such a determination, for instance, a portion of losses from debt-financed securities (determined in the manner described above for evaluating the portion of any gain that would be treated as UBTI) would offset gains treated as UBTI.

         The calculation of the Company's "unrelated debt-financed income" will be complex and will depend on the amount of leverage used by the Company from time to time; the amount of leverage used by Portfolio Funds; and other UBTI generated by those Portfolio Funds. As a result of this complexity, the Company cannot predict the percentage of its income and gains that will be treated as UBTI for a Member that is an exempt organization. An exempt organization's share of the income or gains of the Company that is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless the losses are treated as attributable to an unrelated trade or business (such as, for example, losses from securities for which acquisition indebtedness is incurred), among other things.

         To the extent that the Company generates UBTI, the applicable U.S. federal income tax rate for an exempt Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt Member. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. The Company will report to a Member that is an exempt organization information as to the portion of its income and gains from the Company for each year that will be treated as UBTI. The calculation of UBTI with respect to transactions entered into by the Company is highly complex, and for that reason, no assurance can be given that the Company's calculation of UBTI will be accepted by the IRS.

         In general, with respect to exempt Members, the portion of the Company's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments that are not treated as UBTI. The possibility of realizing UBTI from its investment in the Company generally should not, as a result, affect the tax-exempt status of an exempt organization. A charitable remainder trust, however, will not be exempt from U.S. federal income tax under the Code for any year in which it has UBTI. In view of the potential for UBTI, the Company is not a suitable investment for a charitable remainder trust. A title-holding corporation or trust will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Company.

Certain Matters Relating to Specific Exempt Organizations

         Private Foundations. Private foundations and their managers are subject to U.S. federal excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

         Tax-exempt organizations that are private foundations, with certain exceptions, are subject to a 2% U.S. federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if a private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax. To avoid the imposition of an excise tax on a private foundation's undistributed income, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with those assets. A private foundation's investment in the Company would most likely be classified as a nonfunctionally related asset. A determination that Units would constitute a nonfunctionally related asset could cause cash flow problems for a prospective Member that is a private foundation; as such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Units. This requirement would, however, be less burdensome to a private foundation to the extent that the value of its Units is not significant in relation to the value of other assets it holds.

         In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. If a private foundation (either directly or together with a "disqualified person"), for example, acquires more than 20% of the capital interests or profits interests in the Company, the private foundation may be considered to have "excess business holdings." In such a case, the foundation may be required to divest itself of its Units in seeking to avoid the imposition of an excise tax. The excise tax will not apply, however, if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and the Regulations. The Company believes that it will likely meet the 95% gross income test, although the Company can give no assurance with respect to this matter.

         Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, individual retirement accounts ("IRAs") and Keogh plans should consult their counsel as to the U.S. tax implications of investing in the Company. See also "ERISA Considerations."

Tax Shelter Disclosure Regulations

         Certain Regulations and revenue procedures set forth the circumstances under which certain transactions must be disclosed in a disclosure statement attached to a taxpayer's U.S. federal income tax return (a copy of the such statement must also be sent to the IRS Office of Tax Shelter Analysis). In addition, the Regulations impose a requirement on certain "material advisors" to disclose such transactions to the IRS and to maintain a list of persons participating in such transactions, which list must be furnished to the IRS upon written request. These regulations can apply in situations not conventionally considered to involve "tax shelters." Consequently, it is possible that such disclosure could be required by any or all of the Company, a Portfolio Fund or the Members (i) if the Company or a Portfolio Fund incurs a significant foreign currency loss on certain foreign currency transactions or a significant loss with respect to a position that formed part of a straddle (in each case, in excess of a threshold computed without regard to offsetting gains or other income or limitations); (ii) if a Member or the Company incurs a loss (in each case, in excess of a threshold computed without regard to offsetting gains or other income or limitations) from the disposition (including by way of withdrawal) of Units or an interest in a Portfolio Fund, respectively; or (iii) possibly in other circumstances. Furthermore, the Company's material advisors could be required to disclose such transactions to the IRS and to maintain a list of persons investing in the Company pursuant to the Regulations.

Certain State and Local Taxation Matters

         Prospective investors should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in the Company.

         State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Member is a resident. The Company or a Portfolio Fund may conduct business in a jurisdiction that will subject to tax a Member's share of the income derived from that business. A prospective Member should consult his, her or its tax advisor with respect to the availability of a credit for such tax in the jurisdiction in which the Member is a resident.

                              ERISA CONSIDERATIONS

         Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to ERISA or Section 4975 of the Code (collectively, "Plans") should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Company.

         ERISA imposes general and specific responsibilities on persons who are "fiduciaries" for purposes of ERISA with respect to a Plan that is subject to ERISA (an "ERISA Plan"), including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the "DOL"), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into account whether the investment is designed reasonably to further the ERISA Plan's purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio's composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan; and (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan's funding objectives.

         Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL's regulations. The fiduciary should, for example, consider whether an investment in the Company may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of the breach.

         Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company would not be considered to be "plan assets" of any Plan investing in the Company for purposes of ERISA's fiduciary responsibility and the prohibited transaction rules of ERISA and
Section 4975 of the Code. For that reason, none of the Adviser, the Portfolio Fund Managers, the Custodian or the Escrow Agent will be fiduciaries with respect to those Plans within the meaning of ERISA.

         The Company will require an ERISA Plan proposing to invest in the Company to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Company's investment objective, policies and strategies; and that the decision to invest ERISA Plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

         Certain prospective Plan investors may currently maintain relationships with the Adviser, the Portfolio Fund Managers, the Custodian or the Escrow Agent or with other entities that are affiliated with such a person. Each of the Adviser, the Portfolio Fund Managers, the Custodian and the Escrow Agent and their affiliates may be deemed to be a "party in interest" or "disqualified person" to a Plan and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA and Section 4975 of the Code prohibit Plan assets to be used for the benefit of a party in interest or a disqualified person and also prohibit an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Company is a transaction that is prohibited by ERISA or Section 4975 of the Code. A fiduciary of a Plan investing in the Company will be required to represent: that the decision to invest in the Company was made by it as a fiduciary that is independent of the Adviser, the Portfolio Fund Managers, the Custodian and the Escrow Agent and their affiliates; that it is duly authorized to make such investment decision; and it has not relied on any individualized advice or recommendation of the Adviser, a Portfolio Fund Manager, the Custodian and the Escrow Agent or their affiliates, as a primary basis for the decision to invest the Company; and that its investment in the Company will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

         The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Prospectus is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

         ADDITIONAL INFORMATION REGARDING THE LIMITED LIABILITY COMPANY
                                   AGREEMENT

Amendment of the LLC Agreement

         The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board of Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. Certain amendments to the LLC Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Member adversely affected by the amendments or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Directors) to tender all of his, her or its Units for repurchase by the Company. In addition, amendments that would modify the provisions of the LLC Agreement regarding amendment procedures (if material) or the Company's indemnification obligations may be made only with the unanimous consent of the Members and, to the extent required by the 1940 Act, approval of a majority of the Directors (and, if so required, a majority of the Independent Directors).

Power of Attorney

         In subscribing for Units, an investor will appoint the Administrator as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company. This power of attorney, which will be contained in an investors' subscription agreement, is a special power of attorney and is coupled with an interest in favor of the Administrator and as such will be irrevocable and will continue in full force and effect, notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or part of the Member's Units, except that when the transferee of such Units has been approved by the Administrator for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate.

                               REPORTS TO MEMBERS

         The Company will furnish to Members as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. An Adviser's delay, however, in providing this information will delay the preparation by the Company of tax information for investors, which will likely require Members to seek extensions of the time for filing their tax returns, or could delay the preparation of the Company's annual report. The Company will send to Members an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. Members are also sent reports regarding the Company's operations at least quarterly.

                        TERM, DISSOLUTION AND LIQUIDATION

         The Company will be dissolved upon, among other things, the affirmative vote to dissolve the Company by: (1) a majority of the Board of Directors (including a majority of the Independent Directors); and (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members of the Company. The Company will also be dissolved as required by operation of law.

         Upon the occurrence of any event of dissolution, the Managing Member (or its delegate), acting as liquidator (or, if the Managing Member is unable to perform this function or designate an appropriate delegate to do so, a liquidator elected by the Members holding a majority of the total number of votes eligible to be cast by all Members and whose fees will be paid by the Company), is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described above under the caption "Capital Accounts and Allocations--Allocation of Net Profits and Net Losses."

         Upon the liquidation of the Company, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Company (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a proportionate basis if the Board of Directors or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

                                   FISCAL YEAR

         For accounting purposes, the Company's fiscal year is the 12-month period ending on March 31. For tax purposes, the Company will adopt the 12-month period ending December 31 of each year as its taxable year, unless otherwise required by applicable law.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

         The Board of Directors has selected Ernest & Young LLP ("Ernst & Young") as the independent public accountants of the Company. Ernst & Young is responsible for the auditing of the annual financial statements of the Company. Ernst & Young's principal business address is located at 5 Times Square,

New York, New York. Shearman & Sterling LLP, New York, New York, serves as legal counsel to the Company, the Adviser and their affiliates with respect to the Company.

                                    INQUIRIES

         Inquiries concerning the Company and the Units (including information concerning subscription and withdrawal procedures) should be directed to the Administrator.

                                   APPENDIX A

                   INVESTOR QUALIFICATIONS AND REPRESENTATIONS



         The following should be read in conjunction with the subscription materials for the Company, which refer to each prospective investor seeking to subscribe the Units (or to a Member seeking to subscribe for additional Units) as a "Subscriber":

         The Subscriber hereby represents and warrants to, and covenants and agrees with, the Company that Subscriber meets the accreditation standards and eligibility policies as set forth in this Appendix A.

         Accredited Investors

         1. Subscriber is acquiring Units directly or indirectly for the account of an "accredited investor" meeting one or more of the tests set forth in Rule 501(a) of Regulation D under the Securities Act of 1933 (the "1933 Act"). (Alternative tests under Regulation D also may be relied upon with respect to selected categories of investors, including employees, officers, and directors of affiliates of the Company.) Such accredited investors are referred to in the Prospectus as "Eligible Investors" and include the following:

               o An individual who has an individual net worth or joint net worth with his or her spouse, in excess of $1,000,000. "Net worth" for these purposes means the value of total assets at fair market value, including home, home furnishings and automobiles, less total liabilities;

               o An individual with individual income (without including any income of that person's spouse) in excess of $200,000, or joint income with spouse in excess of $300,000, in each of the two most recent calendar years and who reasonably expects to reach the same income level in the current year;

               o A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in
         Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

               o An insurance company as defined in Section 2(a)(13) of the Securities Act;

               o A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

               o An investment company registered under the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");

               o A business development company as defined in Section 2(a)(48) of the Investment Company Act.

               o A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

               o A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

               o A corporation, partnership, limited liability company, or similar business trust or tax-exempt organization as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), that (i) has total assets in excess of $5,000,000, and (ii) was neither formed nor is operated for the specific purpose of investing in the Company;

               o A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring Interests, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in an Interest;

               o An employee benefit plan within the meaning of ERISA if the decision to invest in an Interest is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

               o A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million; or

               o   An entity in which each and every one of the equity owners is
         (i) an individual who is an accredited investor or (ii) an entity that is an accredited investor.

         Qualified Client

         2. Subscriber is acquiring Units directly or indirectly for the account of an "qualified client" meeting one or more of the "asset tests" set forth in Rule 205-3 of the Investment Advisers Act of 1940 (the "Advisers Act"). Such qualified clients are referred to in the Prospectus as "Eligible Investors" and include the following:

               o An individual who or a company that immediately after entering into the contract has at least $750,000 under the management of the Adviser;

               o An individual who or a company that the Adviser entering into the contract (and any person acting on his behalf) reasonably believes, immediately prior to entering into the contract, either (i) has a net worth (together, in the case of an individual, with assets held jointly with a spouse) of more than $1,500,000 at the time the contract is entered into or (ii) is a qualified purchaser as defined in section 2(a)(51)(A) of the Investment Company Act of 1940 (at the time the contract is entered into; or

               o An individual who immediately prior to entering into the contract is (i) an executive officer, director, trustee, general partner, or person serving in a similar capacity, of the Adviser or
         (ii) an employee of the Adviser (other than an employee performing solely clerical, secretarial or administrative functions with regard to the Adviser) who, in connection with his or her regular functions or duties, participates in the investment activities of the Adviser, provided that such employee has been performing such functions and duties for or on behalf of the Adviser, or substantially similar functions or duties for or on behalf of another company for at least 12 months.

         3. An Eligible Investor generally must have a prior business relationship with the Adviser. Existing Members subscribing for additional Units must be Eligible Investors at the time of the additional subscriptions.

         Anti-Money Laundering Procedures

         1. In order to comply with applicable anti-money laundering regulations, the Company or the Administrator may require a detailed verification of the Subscriber's identity and the source of its subscription proceeds. The Subscriber agrees to promptly provide the Company or the Administrator, as applicable, with any requested information and documentation.

         2. The Subscriber represents that it is not involved in any money laundering schemes, and the source of this investment is not derived from any unlawful or criminal activities. It further represents that this investment is not designed to avoid the reporting and record-keeping requirement of the Bank Secrecy Act of 1970, as amended.

         3. If the Subscriber is not investing in the Company on behalf of or for the benefit of, other investors, the Subscriber represent that it is purchasing Units in the Company for the Subscriber's own account, for investment purposes, and not for subdivision or fractionalization, and is not acting as agent, representative, intermediary or nominee or in any similar capacity for any other person.*

         4. The Subscriber acknowledges that the Company generally prohibits any investment in the Company by or on behalf of a "Prohibited Investor" unless specifically permitted by the Company, in its sole discretion. A "Prohibited Investor" means:

               o any individual or entity whose name appears on the various lists issued and/or maintained by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), including, but not limited to, the Specially Designated Nationals and Blocked Persons List (also known as the "SDN List"); and

               o any individual or entity who is a citizen or resident of, or located in a country where OFAC sanctions against such country prohibit any investment by such subscriber in the Company.**

         The above lists are available at http://www.ustreas.gov/ofac/ and should be checked by the Subscriber before making the above representations.

         5. If the Subscriber is an intermediary, a fund of funds, or otherwise investing in the Company on behalf of "Underlying Investors," the Subscriber represents and agrees that:

               o the Subscriber properly discloses its relationship with its Underlying Investors as follows: (please attach supplemental pages headed "Underlying Investors" to completed subscription materials as necessary);

---------------------

* "Person" includes nominee account, benefical owner, individual, bank, corporation, partnership, limited liability company or any other legal entity.

** The U.S. Federal and Executive Orders administered by OFAC, prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals including specially designated nationals, narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

               o the representations, warranties and covenants made herein are made by the Subscriber on behalf of itself and its Underlying Investors;

               o the Subscriber has all requisite power and authority from its Underlying Investors to execute and perform the obligations under this section;

               o accompanying this subscription is a certificate in a form acceptable to the Company or the Administrator in their sole discretion with respect to the due diligence the Subscriber has carried out and will continue to carry out with respect to the identity and background of each Underlying Investor as well as the proceeds invested in the Company by the Underlying Investors;

               o its Underlying Investors are not Prohibited Investors, as defined above;

               o the Subscriber is not otherwise aware of any reasons which should prevent the Company from accepting an investment directly by an Underlying Investor; and

               o the Subscriber agrees to provide such further assurance and certifications regarding itself and/or its Underlying Investors as the Company or the Administrator may reasonably require.

         6. To the best of the Subscriber's knowledge, neither it nor any individual or entity controlling, controlled by, or under common control with the Subscriber, or related to, or otherwise associated with, the Subscriber, is a "Prohibited Investor" as defined above.

         7. The Subscriber acknowledges that if, following its investment in the Company, the Company, the Managing Member, the Adviser or the Administrator reasonably believe that the Subscriber is a Prohibited Investor or has otherwise breached its representations and covenants hereunder as to its identity and the source of its subscription proceeds, the Company may be obligated to freeze the Subscriber's dealings with its Units, including by refusing additional subscriptions for Units by the Subscriber or any repurchase requests by the Subscriber and/or segregating the assets represented by the Subscriber's Units in accordance with applicable regulations, or mandatorily repurchasing the Subscriber's Units, and the Subscriber will have no claim whatsoever against the Company, the Managing Member, the Adviser or the Administrator for any form of losses or other damages incurred by it as a result of any of these actions. The Subscriber also acknowledges that the Company, the Managing Member, the Adviser or the Administrator may be required to report such actions and to disclose the Subscriber's identity to OFAC or other regulatory bodies.

         8. The Subscriber is not a "shell bank," and its subscription proceeds do not originate from, and will not be routed through, an account maintained at such a bank. A "shell bank" is a bank that does not have a physical presence in any country and is not an affiliate of a depository institution, credit union or bank that maintains a physical presence in any country and is supervised by a banking authority.

         9. The Subscriber is not a senior non-U.S. government or public official, a member of such a person's immediate family, or any close associate of such a person. If the Subscriber cannot make this representation, the Subscriber must contact the Company or the Administrator.

         10. The Subscriber is not a citizen or resident of, or located in, a jurisdiction identified on the Non-Cooperative Countries and Territories list of OECD's Financial Action Task Force ("FATF Non-Cooperative Countries and Territories"), and its subscription proceeds do not originate from, or are not routed through a bank organized or charted under the laws of any FATF Non-Cooperative Countries and

Territories.* If the Subscriber cannot make this representation, the Subscriber must contact the Company or the Administrator.

         11. All information that the Subscriber has provided to the Company or the Administrator in relation to the subscription of the Units, is true and accurate.

         12. The Subscriber represents that all evidence of identity provided to the Company or the Administrator is genuine and all related information furnished by it is accurate, and it agrees to provide any further information or documents deemed necessary by the Company or the Administrator in their sole discretion to comply with the Company's anti-money laundering policies and related responsibilities from time to time.

         13. The representations, warranties, agreements, undertakings, and acknowledgments made by the Subscriber above and documents submitted in relation hereto are made and submitted with the intent that they will be relied upon by the Company in determining the suitability of the Subscriber as an investor in the Company, and will survive the investment in the Company by the Subscriber. The Subscriber agrees that such representations, warranties, agreements, undertakings and acknowledgments (including representation, warranties, agreements, undertakings and acknowledgements contained in any documents submitted in relation hereto) will be deemed reaffirmed by the Subscriber at any time it makes an additional investment in the Company. In addition, the Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein.








---------------------

* As of the date hereof, the following countries and territories are on FATF Non-Cooperative Countries and Territories list: Cook Islands, Guatemala, Indonesia, Myanmar, Nauru, Nigeria and Philippines. Updated information is available at http:www.fatf-gafi.org/NCCT_en.html#List.

                                   APPENDIX B

                              FINANCIAL STATEMENTS

                           PART C o OTHER INFORMATION



ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

(1) As Registrant has no assets, financial statements are omitted.

(2) Exhibits:

(2)(a)(1) Certificate of Formation of Limited Liability Company.**

(2)(a)(2) Limited Liability Company Agreement.*

(2)(b) Not Applicable.

(2)(c) Not Applicable.

(2)(d) See Item 24(2)(a)(2).

(2)(e) Not Applicable.

(2)(f) Not Applicable.

(2)(g) Form of Investment Advisory Agreement.*

(2)(h) Form of Placement Agency Agreement.*

(2)(i) Not Applicable.

(2)(j) Form of Custodian Agreement.*

(2)(k)(1) Form of Administrative Services Agreement.*

(2)(k)(2) Form of Sub-Administration, Accounting and Investor Services
Agreement.*

(2)(k)(3) Form of Escrow Agreement.*

(2)(k)(4) Form of Power of Attorney.*

(2)(l) Not Applicable.

(2)(m) Not Applicable.

(2)(n) [Consent of Independent Registered Public Accounting Firm.*]

(2)(o) Not Applicable.

(2)(p) Not Applicable.

(2)(q) Not Applicable.

(2)(r)(1) Code of Ethics.*

-------------------

* To be filed by amendment.

**  Filed herewith.

ITEM 26.  MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

All figures are estimates:
----------------------------------------------------------
Blue Sky Fees and Expenses
(including fees of counsel).........$10,000
----------------------------------------------------------
Accounting fees and expenses........$30,000
----------------------------------------------------------
Legal fees and expenses............ $130,000
----------------------------------------------------------
Printing and engraving.............. $10,000
----------------------------------------------------------
Offering Expenses....................$15,000
----------------------------------------------------------
Miscellaneous........................$10,000
----------------------------------------------------------
Total................................$205,000
----------------------------------------------------------

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the offering of Units, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Cadogan Management, L.L.C. (the "Adviser"), and the investment adviser to the Registrant. The Adviser is a limited liability company formed under the laws of the State of Delaware. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-60108), and is incorporated herein by reference.

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES

Title of Class:  Limited Liability Company Interests (designated as "Units")

Number of Record Holders (as of __________, 2006):

ITEM 30.  INDEMNIFICATION

Reference is made to the provisions of Article Three, Section 3.7 of Registrant's Limited Liability Company Agreement, which document is incorporated herein.

The general effect of this provision, and related statutory indemnification benefits as may be available under Delaware or other applicable state or federal laws, is to protect trustees, officers, employees and agents of Registrant against legal liability and expenses incurred by reason of their service to Registrant. In accord with the foregoing, Registrant shall indemnify its trustees, officers, employees and agents against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable state and federal law.

In addition, the Registrant will maintain a trustees' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as trustees or officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in the Registrant's Prospectus in the section entitled "The Adviser." Additional information regarding the Adviser and its officers and directors is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-60108), and is incorporated herein by reference.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains certain required accounting related and financial books and records of the Registrant at [______________________]. The other required books and records are maintained by Cadogan Management, L.L.C. at 149 Fifth Avenue, 15th Floor, New York, NY 10010.

ITEM 33.  MANAGEMENT SERVICES

Not Applicable.

ITEM 34.  UNDERTAKINGS

Not Applicable.

FORM N-2

Cadogan Alternative Strategies II, LLC

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has caused this registration statement to be signed on its behalf by the undersigned duly authorized person, in New York, New York, on the 28th day of August 2006.


Cadogan Alternative Strategies II, LLC

By:  /s/  Matthew Jenal
     ---------------------------------------------------------------------
     Name:  Matthew Jenal
     Title: Treasurer

                     Cadogan Alternative Strategies II, LLC

                                  Exhibit Index


1(a) Certificate of formation of Cadogan Alternative Strategies II, LLC.